As filed with the Securities and Exchange Commission on February 28, 2012.

Registration Nos.:
333-20891
811-8039

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ___
Post-Effective Amendment No. 31
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 32

THIRD AVENUE TRUST
(Exact name of Registrant as Specified in Charter)

622 Third Avenue, New York, New York 10017
(Address of Principal Executive Offices including Zip Code)

(800)443-1021 (toll-free), (212)888-5222
(Registrant’s Telephone Number, including Area Code)

Please send copies of communications to:

David M. Barse Third Avenue Management LLC 622 Third Avenue New York, New York 10017	Richard T. Prins, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2012 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (DATE) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (DATE) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

	Institutional Class	Investor Class
Third Avenue Value Fund	TAVFX	TVFVX
Third Avenue Small-Cap Value Fund	TASCX	TVSVX
Third Avenue Real Estate Value Fund	TAREX	TVRVX
Third Avenue International Value Fund	TAVIX	TVIVX
Third Avenue Focused Credit Fund*	TFCIX	TFCVX

PROSPECTUS

MARCH 1, 2012

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

* (May invest unlimited assets in below investment grade credit instruments)

FUND SUMMARIES

THIRD AVENUE VALUE FUND

Investment Objective Third Avenue Value Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Value Fund.

Shareholder Fees (fees paid directly from your investment):
	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee/Exchange Fee (as a percentage of amount redeemed within 60 days or less of issuance)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Institutional Class	Investor Class
Management (Advisory) Fee	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.23%	0.23%

Total Annual Fund Operating Expenses (as a percentage of net assets)[1]	1.13%	1.38%
Expense Cap Adjustment[1]	0.02%	0.02%
Net Annual Fund Operating Expenses[1]	1.15%	1.40%

[1]

The Adviser has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.15% and 1.40% of the average daily net assets of the Institutional Class and Investor Class, respectively, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Cap Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from each class of the Fund fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Fund Operating Expenses of each class to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Expense Cap Agreement can only be terminated prior to expiration by the independent Trustees of the Fund.

Example

The following example is intended to help you compare the cost of investing in Third Avenue Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10

Institutional Class	$117	$361	$624	$1,376

Investor Class	$143	$440	$758	$1,660

The Example reflects the impact of the Fund’s contractual expense limitation for a period of one year. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Fund may invest in companies of any market capitalization. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the Adviser believes are undervalued. The Fund also invests in both domestic and foreign securities.

2

Principal Investment Risks

Credit and Interest Rate Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines.

Currency Hedging Risk. The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Currency Risk. The Fund’s investments are denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Foreign Securities Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities.

High-Yield and Distressed Risk. The Fund’s investments in high-yield securities (commonly known as “junk bonds”) may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments.

Insolvency and Bankruptcy Risk. The Fund’s investments in obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. The Adviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

Non-Diversification Risk. The Fund is non-diversified. This means that the Fund may have investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund, and volatility may be expected to increase when the Fund makes significant investments in a single issuer or issuers within a particular industry or geographic region.

Small- and Mid-Cap Risk. The Fund may invest from time to time in smaller and mid-size companies whose securities tend to be more volatile and less liquid than securities of larger companies.

Style Risk. The Fund frequently identifies opportunities in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective.

3

Performance

The following bar chart and table provide an indication of the risks of investing in Third Avenue Value Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year (prior to December 31, 2009 this was the only class available of the Fund – see “Choosing a Share Class” for details about classes). The table compares the average annual total returns of the Fund’s Institutional Class and Investor Class shares to relevant market performance. All returns assume reinvestment of dividends and distributions. As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thirdave.com or by calling 1-800-443-1021.

During the period shown in the above bar chart, the highest return for a quarter was 31.32% (quarter ending 6/30/09) and the lowest return for a quarter was (23.79)% (quarter ending 12/31/08).

Average Annual Total Returns for the periods ending 12/31/11	Past One Year	Past Five Years	Past Ten Years	Since Inception[1]

Institutional Class Before Taxes	(20.68)%	(5.57)%	3.98%	11.07%
After Taxes on Distributions[2]	(21.13)%	(6.11)%	3.18%	9.85%
After Taxes on Distributions and Sale of Fund Shares[2]	(13.28)%	(4.84)%	3.15%	9.49%
Investor Class Before Taxes	(20.86)%	N/A	N/A	(5.13)%
MSCI World Index[3]	(5.02)%	(1.82)%	4.15%	6.85%
Standard & Poor’s 500 Index (S&P 500)[3]	2.11%	(0.25)%	2.92%	9.18%

[1]	Institutional Class commenced operations on November 1, 1990; Investor Class commenced operations on December 31, 2009.
[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[3]

An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The S&P 500 is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The index performance reported since inception is relevant for Institutional Class only.

4

Portfolio Management

Investment Adviser

Third Avenue Management LLC

Portfolio Manager

Ian Lapey, Portfolio Manager since 2009.

Purchase and Sale of Fund Shares

The minimum initial investment for the Investor Class of the Fund is $2,500 and the minimum initial investment for the Institutional Class is $100,000. Additional investments for either class must be at least $1,000 for a regular account and $200 for an Individual Retirement Account (“IRA”), unless you use the Fund’s Automatic Investment Plan, in which case the monthly minimum for additional investments is $200. Broker-dealers or other financial intermediaries may impose higher initial or additional amounts for investment than those established by the Fund.

Transaction Policies

In general, you can buy or sell shares of the Fund by mail or phone each day the New York Stock Exchange is open for trading. Shares of the Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund’s distributor. Your order will be priced at the next net asset value per share calculated following receipt of your transaction in good order by the transfer agent or your broker-dealer or financial intermediary.

You may sell shares by making a redemption request of the Fund in writing or, if so elected on your account application, by telephone. The Fund redeems all shares at net asset value per share next determined (less any redemption fee for early withdrawals) after receipt of your redemption request in good order. Redemption proceeds will be mailed to you unless you request a wire transfer, for which there is a $9 fee. Wire transfers may be effected only on days that commercial banks are open for business. You may also redeem shares by contacting your broker-dealer or other financial intermediary.

Purchase and sale transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or other financial intermediary. For more information about purchases, including additional methods for making subsequent purchases for an existing account, and more information about sales, see “How to Purchase Shares” and “How to Redeem Shares” in “Shareholder Guide” below.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account.

Potential Conflicts of Interest - Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor may pay the intermediary for making shares of the Fund available on its platforms and other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

THIRD AVENUE SMALL-CAP VALUE FUND

Investment Objective Third Avenue Small-Cap Value Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Small-Cap Value Fund.

Shareholder Fees (fees paid directly from your investment):
	Institutional Class	Investor Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions	None	None
Redemption Fee/Exchange Fee (as a percentage of amount redeemed within 60 days or less of issuance)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Institutional Class	Investor Class
Management (Advisory) Fee	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.24%	0.24%

Total Annual Fund Operating Expenses (as a percentage of net assets)[1]	1.14%	1.39%
Expense Cap Adjustment[1]	0.01%	0.01%
Net Annual Fund Operating Expenses[1]	1.15%	1.40%

[1]

The Adviser has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.15% and 1.40% of the average daily net assets of the Institutional Class and Investor Class, respectively, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Cap Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from each class of the Fund fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Fund Operating Expenses of each class to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Expense Cap Agreement can only be terminated prior to expiration by the independent Trustees of the Fund.

6

Example

The following example is intended to help you compare the cost of investing in Third Avenue Small-Cap Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10

Institutional Class	$117	$363	$628	$1,385

Investor Class	$143	$442	$762	$1,670

The Example reflects the impact of the Fund’s contractual expense limitation for a period of one year. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by acquiring equity securities, including common stocks and convertible securities, of well-financed small companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. Under normal circumstances, the Fund expects to invest at least 80% of its assets (plus the amount of any borrowing for investment purposes) in securities of companies that are considered small. The Fund considers a “small company” to be one whose market capitalization is within the range of capitalizations during the most recent 12-month period of companies in the Russell 2000 Index, the S&P Small Cap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of investment (based on month-end data). The Fund also invests in both domestic and foreign securities.

7

Principal Investment Risks

Credit and Interest Rate Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines.

Currency Hedging Risk. The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Currency Risk. The Fund’s investments are denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Foreign Securities Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities.

High-Yield and Distressed Risk. The Fund’s investments in high-yield securities (commonly known as “junk bonds”) may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments.

Insolvency and Bankruptcy Risk. The Fund’s investments in obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. The Adviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

Non-Diversification Risk. The Fund is non-diversified. This means that the Fund may have investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund, and volatility may be expected to increase when the Fund makes significant investments in a single issuer or issuers within a particular industry or geographic region.

Small-Cap Risk. The Fund invests in smaller companies, whose securities tend to be more volatile than those of larger companies. The markets for these securities are also less liquid than those for larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities and, thus, the value of the Fund’s shares.

Style Risk. The Fund frequently identifies opportunities in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective.

8

Performance

The following bar chart and table provide an indication of the risks of investing in Third Avenue Small-Cap Value Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year (prior to December 31, 2009 this was the only class available of the Fund – see “Choosing a Share Class” for details about classes). The table compares the average annual total returns of the Fund’s Institutional Class and Investor Class shares to relevant market performance. All returns assume reinvestment of dividends and distributions. As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thirdave.com or by calling 1-800-443-1021.

During the period shown in the above bar chart, the highest return for a quarter was 23.29% (quarter ending 6/30/09) and the lowest return for a quarter was (28.68)% (quarter ending 12/31/08).

Average Annual Total Returns For the periods ending 12/31/11	Past One Year	Past Five Years	Past Ten Years	Since Inception[1]

Institutional Class Before Taxes	(4.87)%	(1.69)%	5.51%	7.54%
After Taxes on Distributions[2]	(4.96)%	(2.26)%	4.96%	6.93%
After Taxes on Distributions and Sale of Fund Shares[2]	(3.04)%	(1.50)%	4.70%	6.52%
Investor Class Before Taxes	(5.08)%	N/A	N/A	4.92%
Russell 2000 Index[3]	(4.18)%	0.15%	5.62%	6.74%
Russell 2000 Value Index[3]	(5.50)%	(1.87)%	6.40%	8.13%
S&P Small Cap 600 Index[3]	1.02%	1.94%	7.09%	8.82%

[1]	Institutional Class commenced operations on April 1, 1997; Investor Class commenced operations on December 31, 2009.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[3]

An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. The Russell 2000 Index measures the performance of small companies. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P Small Cap 600 Index is a small cap index that covers approximately 3% of the U.S. equities market and consists of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index performance reported since inception is relevant for Institutional Class only.

9

Portfolio Management

Investment Adviser

Third Avenue Management LLC

Portfolio Manager

Curtis Jensen, Portfolio Manager since inception in 1997.

Purchase and Sale of Fund Shares

The minimum initial investment for the Investor Class of the Fund is $2,500 and the minimum initial investment for the Institutional Class is $100,000. Additional investments for either class must be at least $1,000 for a regular account and $200 for an Individual Retirement Account (“IRA”), unless you use the Fund’s Automatic Investment Plan, in which case the monthly minimum for additional investments is $200. Broker-dealers or other financial intermediaries may impose higher initial or additional amounts for investment than those established by the Fund.

Transaction Policies

In general, you can buy or sell shares of the Fund by mail or phone each day the New York Stock Exchange is open for trading. Shares of the Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund’s distributor. Your order will be priced at the next net asset value per share calculated following receipt of your transaction in good order by the transfer agent or your broker-dealer or financial intermediary.

You may sell shares by making a redemption request of the Fund in writing or, if so elected on your account application, by telephone. The Fund redeems all shares at net asset value per share next determined (less any redemption fee for early withdrawals) after receipt of your redemption request in good order. Redemption proceeds will be mailed to you unless you request a wire transfer, for which there is a $9 fee. Wire transfers may be effected only on days that commercial banks are open for business. You may also redeem shares by contacting your broker-dealer or other financial intermediary.

Purchase and sale transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or other financial intermediary.

For more information about purchases, including additional methods for making subsequent purchases for an existing account, and more information about sales, see “How to Purchase Shares” and “How to Redeem Shares” in “Shareholder Guide” below.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account.

Potential Conflicts of Interest - Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor may pay the intermediary for making shares of the Fund available on its platforms and other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

THIRD AVENUE REAL ESTATE VALUE FUND

Investment Objective Third Avenue Real Estate Value Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Real Estate Value Fund.

Shareholder Fees (fees paid directly from your investment):

	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee/Exchange Fee (as a percentage of amount redeemed within 60 days or less of issuance)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Institutional Class	Investor Class
Management (Advisory) Fee	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.23%	0.23%
Acquired Fund Fees and Expenses	0.05%	0.05%

Total Annual Fund Operating Expenses (as a percentage of net assets)[1]	1.18%	1.43%

[1]

The Adviser has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.15% and 1.40% of the average daily net assets of the Institutional Class and Investor Class, respectively, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Cap Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from each class of the Fund fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Fund Operating Expenses of each class to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Expense Cap Agreement can only be terminated prior to expiration by the independent Trustees of the Fund.

11

Example

The following example is intended to help you compare the cost of investing in Third Avenue Real Estate Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10

Institutional Class	$120	$375	$650	$1,433

Investor Class	$146	$453	$782	$1,714

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets (plus the amount of any borrowing for investment purposes) in securities of real estate and real estate-related companies, or in companies which own significant real estate assets at the time of investment (“real estate companies”).

These securities will primarily be equity securities, including common stocks and convertible securities, of well-financed real estate companies (meaning companies with high quality assets and conservative levels of liabilities) of any market capitalization. The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. The Fund also invests in both domestic and foreign securities.

12

Principal Investment Risks

Commodities Risk. Prices of commodities such as timber and oil have historically been very volatile. Reductions in commodity prices will likely cause the prices of the securities of companies holding real estate affected by those industries to decline.

Credit and Interest Rate Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines.

Currency Hedging Risk. The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Currency Risk. The Fund’s investments are denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Foreign Securities Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities.

High-Yield and Distressed Risk. The Fund’s investments in high-yield securities (commonly known as “junk bonds”) may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issues of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments.

Insolvency and Bankruptcy Risk. The Fund’s investments in obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. The Adviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

Non-Diversification Risk. The Fund is non-diversified. This means that the Fund may have investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund. A decrease in the performance of real estate securities may cause a drop in the per share value of the Fund, as there is no industry diversification to offset such a decrease.

Real Estate Risk. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets. Factors that could affect the value of the Fund’s holdings include the following: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and functional obsolescence and appeal of properties to tenants.

Small- and Mid-Cap Risk. The Fund may invest from time to time in smaller and mid-size companies whose securities tend to be more volatile and less liquid than securities of larger companies.

Style Risk. The Fund frequently identifies opportunities in areas of the real estate sector that appear to be temporarily depressed. The prices of securities in this sector may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective.

13

Performance

The following bar chart and table provide an indication of the risks of investing in Third Avenue Real Estate Value Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year (prior to December 31, 2009 this was the only class available of the Fund – see “Choosing a Share Class” for details about classes). The table compares the average annual total returns of the Fund’s Institutional Class and Investor Class shares to relevant market performance. All returns assume reinvestment of dividends and distributions. As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thirdave.com or by calling 1-800-443-1021.

During the period shown in the above bar chart, the highest return for a quarter was 36.39% (quarter ending 6/30/09) and the lowest return for a quarter was (30.78)% (quarter ending 12/31/08).

Average Annual Total Returns For the periods ending 12/31/11	Past One Year	Past Five Years	Past Ten Years	Since Inception[1]

Institutional Class Before Taxes	(12.35)%	(6.22)%	7.08%	9.81%
After Taxes on Distributions[2]	(12.35)%	(6.97)%	6.11%	8.74%
After Taxes on Distributions and Sale of Fund Shares[2]	(8.03)%	(5.29)%	6.00%	8.41%
Investor Class Before Taxes	(12.57)%	N/A	N/A	1.36%
FTSE EPRA/NAREIT Developed Index[3]	(5.82)%	(5.28)%	9.59%	9.76%

[1]	Institutional Class commenced operations on September 17, 1998; Investor Class commenced operations on December 31, 2009.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[3]

An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. The FTSE EPRA/NAREIT Developed Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian Real Estate markets. The index performance reported since inception is relevant for Institutional Class only.

14

Portfolio Management

Investment Adviser

Third Avenue Management LLC

Portfolio Managers

Michael Winer, Portfolio Manager since inception in 1998.

Jason Wolf, Portfolio Manager since 2010.

Purchase and Sale of Fund Shares

The minimum initial investment for the Investor Class of the Fund is $2,500 and the minimum initial investment for the Institutional Class is $100,000. Additional investments for either class must be at least $1,000 for a regular account and $200 for an Individual Retirement Account (“IRA”), unless you use the Fund’s Automatic Investment Plan, in which case the monthly minimum for additional investments is $200. Broker-dealers or other financial intermediaries may impose higher initial or additional amounts for investment than those established by the Fund.

Transaction Policies

In general, you can buy or sell shares of the Fund by mail or phone each day the New York Stock Exchange is open for trading. Shares of the Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund’s distributor. Your order will be priced at the next net asset value per share calculated following receipt of your transaction in good order by the transfer agent or your broker-dealer or financial intermediary.

You may sell shares by making a redemption request of the Fund in writing or, if so elected on your account application, by telephone. The Fund redeems all shares at net asset value per share next determined (less any redemption fee for early withdrawals) after receipt of your redemption request in good order. Redemption proceeds will be mailed to you unless you request a wire transfer, for which there is a $9 fee. Wire transfers may be effected only on days that commercial banks are open for business. You may also redeem shares by contacting your broker-dealer or other financial intermediary.

Purchase and sale transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or other financial intermediary.

For more information about purchases, including additional methods for making subsequent purchases for an existing account, and more information about sales, see “How to Purchase Shares” and “How to Redeem Shares” in “Shareholder Guide” below.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account.

Potential Conflicts of Interest - Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor may pay the intermediary for making shares of the Fund available on its platforms and other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

THIRD AVENUE INTERNATIONAL VALUE FUND

Investment Objective Third Avenue International Value Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue International Value Fund.

Shareholder Fees (fees paid directly from your investment):
	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee/Exchange Fee (as a percentage of amount redeemed within 60 days or less of issuance)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Institutional Class	Investor Class
Management (Advisory) Fee	1.25%	1.25%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.19%	0.19%

Total Annual Fund Operating Expenses (as a percentage of net assets)[1]	1.44%	1.69%
Expense Cap Adjustment[1]	(0.04%)	(0.04%)
Net Annual Fund Operating Expenses[1]	1.40%	1.65%

[1]

The Adviser has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.40% and 1.65% of the average daily net assets of the Institutional Class and Investor Class, respectively, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Cap Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from each class of the Fund fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Fund Operating Expenses of each class to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Expense Cap Agreement can only be terminated prior to expiration by the independent Trustees of the Fund.

16

Example

The following example is intended to help you compare the cost of investing in Third Avenue International Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10

Institutional Class	$143	$452	$784	$1,722

Investor Class	$168	$529	$915	$1,995

The Example reflects the impact of the Fund’s contractual expense limitation for a period of one year. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by primarily acquiring equity securities, including common stocks and convertible securities, of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) located outside of the United States. While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries and, under normal circumstances, at least 80% of its assets (plus the amount of any borrowing for investment purposes) will be invested in securities of issuers located outside of the United States at the time of investment. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued.

17

Principal Investment Risks

Credit and Interest Rate Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines.

Currency Hedging Risk. The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Currency Risk. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and as a result, the securities markets of emerging markets countries can be more volatile than more developed markets may be..

High-Yield and Distressed Risk. The Fund’s investments in high-yield securities (commonly known as “junk bonds”) may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issues of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments.

Insolvency and Bankruptcy Risk. The Fund’s investments in obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. The Adviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

Non-Diversification Risk. The Fund is non-diversified. This means that the Fund may have investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund, and volatility may be expected to increase when the Fund makes significant investments in a single issuer or issuers within a particular industry or geographic region.

Small- and Mid-Cap Risk. The Fund may invest from time to time in smaller and mid-size companies, whose securities tend to be more volatile and less liquid than securities of larger companies.

Style Risk. The Fund may identify opportunities in industries that it believes to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective.

18

Performance

The following bar chart and table provide an indication of the risks of investing in Third Avenue International Value Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year (prior to December 31, 2009 this was the only class available of the Fund – see “Choosing a Share Class” for details about classes). The table compares the average annual total returns of the Fund’s Institutional Class and Investor Class shares to relevant market performance. All returns assume reinvestment of dividends and distributions. As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thirdave.com or by calling 1-800-443-1021.

During the period shown in the above bar chart, the highest return for a quarter was 25.83% (quarter ending 6/30/09) and the lowest return for a quarter was (20.31)% (quarter ending 12/31/08).

Annual Total Returns For the period ending 12/31/11	Past One Year	Past Five Years	Since Inception[1]

Inst[i]tutional Class Before Taxes	(15.28)%	(3.74)%	8.16%
After Taxes on Distributions[2]	(15.33)%	(4.40)%	7.29%
After Taxes on Distributions and Sale of Fund Shares[2]	(9.45)%	(3.03)%	7.11%
Investor Class Before Taxes	(15.49)%	N/A	(3.22)%
Morgan Stanley Capital International All Country World ex US Index[3]	(13.33)%	(2.48)%	6.75%

1	Institutional Class commenced operations on December 31, 2001; Investor Class commenced operations on December 31, 2009.

2

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3

An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. The Morgan Stanley Capital International All Country World ex-US Index is an unmanaged index of common stocks and includes securities representative of the market structure of over 50 developed and emerging market countries (other than the United States) in North America, Europe, Latin America and the Asian Pacific Region. The index performance reported since inception is relevant for Institutional Class only.

19

Portfolio Management

Investment Adviser

Third Avenue Management LLC

Portfolio Manager

Amit Wadhwaney, Portfolio Manager since inception in 2001.

Matthew Fine, Portfolio Manager since 2012.

Purchase and Sale of Fund Shares

The minimum initial investment for the Investor Class of the Fund is $2,500 and the minimum initial investment for the Institutional Class is $100,000. Additional investments for either class must be at least $1,000 for a regular account and $200 for an Individual Retirement Account (“IRA”), unless you use the Fund’s Automatic Investment Plan, in which case the monthly minimum for additional investments is $200. Broker-dealers or other financial intermediaries may impose higher initial or additional amounts for investment than those established by the Fund.

Transaction Policies

In general, you can buy or sell shares of the Fund by mail or phone each day the New York Stock Exchange is open for trading. Shares of the Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund’s distributor. Your order will be priced at the next net asset value per share calculated following receipt of your transaction in good order by the transfer agent or your broker-dealer or financial intermediary.

You may sell shares by making a redemption request of the Fund in writing or, if so elected on your account application, by telephone. The Fund redeems all shares at net asset value per share next determined (less any redemption fee for early withdrawals) after receipt of your redemption request in good order. Redemption proceeds will be mailed to you unless you request a wire transfer, for which there is a $9 fee. Wire transfers may be effected only on days that commercial banks are open for business. You may also redeem shares by contacting your broker-dealer or other financial intermediary.

Purchase and sale transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or other financial intermediary.

For more information about purchases, including additional methods for making subsequent purchases for an existing account, and more information about sales, see “How to Purchase Shares” and “How to Redeem Shares” in “Shareholder Guide” below.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account.

Potential Conflicts of Interest - Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor may pay the intermediary for making shares of the Fund available on its platforms and other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

THIRD AVENUE FOCUSED CREDIT FUND

Investment Objective Third Avenue Focused Credit Fund seeks long-term total return, which may include investment returns from a combination of sources including capital appreciation, fees and interest income.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Focused Credit Fund.

Shareholder Fees (fees paid directly from your investment):
	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee/Exchange Fee (as a percentage of amount redeemed within 60 days or less of issuance)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Institutional Class	Investor Class
Management (Advisory) Fee	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.17%	0.18%

Total Annual Fund Operating Expenses (as a percentage of net assets)[1]	0.92%	1.18%

[1]

The Adviser has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.95% and 1.20% of the average daily net assets of the Institutional Class and Investor Class, respectively, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Cap Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from each class of the Fund fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Fund Operating Expenses of each class to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Expense Cap Agreement can only be terminated prior to expiration by the independent Trustees of the Fund.

21

Example

This Example will help you compare the cost of investing in Third Avenue Focused Credit Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	Year 1	Year 3	Year 5	Year 10

Institutional Class	$94	$294	$510	$1,132

Investor Class	$120	$375	$650	$1,433

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions or mark-ups, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective mainly by investing under normal circumstances at least 80% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) in bonds and other types of credit instruments.

The Fund intends to invest a substantial amount of its assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s, S&P and Fitch. Credit instruments include high-yield bonds (commonly known as “junk bonds” or “junk debt”), bank debt, convertible bonds or preferred stock, loans made to bankrupt companies (including debtor-in-possession loans), loans made to refinance distressed companies and other types of debt instruments. In making these investments, the Adviser will seek to purchase instruments that the Adviser believes are undervalued.

The Fund may have significant investments in distressed and defaulted securities and intends to focus on a relatively small number of issuers.

The Fund may also purchase equity securities or hold significant positions in equity or other assets that the Fund receives as part of a reorganization process, and may hold those assets until such time as the Adviser believes that a disposition is most advantageous.

22

Principal Investment Risks

Changing Distribution Levels Risk. The amount of the distributions paid by the Fund generally depends upon the amount of taxable income earned by the Fund from the investments it holds. In certain circumstances the Fund may be treated as receiving taxable income even though no cash is received. The Fund may not be able to pay distributions or may have to reduce distribution levels if the cash distributions that the Fund receives from its investments decline.

Credit and Interest Rate Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines.

Currency Hedging Risk. The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Currency Risk. The Fund’s investments are denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Foreign Securities Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities.

High-Yield and Distressed Risk. The Fund’s investments in high-yield and distressed securities may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments.

Insolvency and Bankruptcy Risk. The Fund’s investments in obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in default, generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund’s return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the Fund and its investors. The Adviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Market Risk. Prices of securities have historically fluctuated. The value of the Fund will similarly fluctuate and its investors could lose money.

Non-Diversification Risk. The Fund is non-diversified and may focus or concentrate its investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund, and volatility may be expected to increase when the Fund makes significant investments in a single issuer or issuers within a particular industry or geographic region.

Small- and Mid-Cap Risk. The Fund may invest from time to time in smaller and mid-size companies whose securities tend to be more volatile and less liquid than securities of larger companies.

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Style Risk. The Fund frequently identifies opportunities in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective.

Performance

The following bar chart and table provide an indication of the risks of investing in Third Avenue Focused Credit Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year (the Fund commenced operations on August 31, 2009). The table compares the average annual total returns of the Fund’s Institutional Class and Investor Class shares to relevant market performance. All returns assume reinvestment of dividends and distributions. As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thirdave.com or by calling 1-800-443-1021.

During the period shown in the above bar chart, the highest return for a quarter was 6.56% (quarter ending 9/30/10) and the lowest return for a quarter was (11.52)% (quarter ending 9/30/11).

Average Annual Total Returns For the period ending 12/31/11	Past One Year	Since Inception[1]

Institutional Class Before Taxes	(4.60)%	7.04%
After Taxes on Distributions[2]	(8.10)%	3.95%
After Taxes on Distributions and Sale of Fund Shares[2]	(2.57)%	4.37%
Investor Class Before Taxes	(4.73)%	6.84%
Barclays Capital U.S. Corporate High Yield Index[3]	4.98%	13.95%
Credit Suisse Leveraged Loan Index[3]	1.82%	8.08%

[1]	August 31, 2009.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[3]

An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. The Barclays Capital U.S. Corporate High Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (including defaulted issues) and at least one year to maturity. The Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market.

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Portfolio Management

Investment Adviser

Third Avenue Management LLC

Portfolio Manager

Thomas Lapointe, Portfolio Manager since 2010.

Purchase and Sale of Fund Shares

The minimum initial investment for the Investor Class of the Fund is $2,500 and the minimum initial investment for the Institutional Class is $100,000. Additional investments for either class must be at least $1,000 for a regular account and $200 for an Individual Retirement Account (“IRA”), unless you use the Fund’s Automatic Investment Plan, in which case the monthly minimum for additional investments is $200. Broker-dealers or other financial intermediaries may impose higher initial or additional amounts for investment than those established by the Fund.

Transaction Policies

In general, you can buy or sell shares of the Fund by mail or phone each day the New York Stock Exchange is open for trading. Shares of the Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund’s distributor. Your order will be priced at the next net asset value per share calculated following receipt of your transaction in good order by the transfer agent or your broker-dealer or financial intermediary.

You may sell shares by making a redemption request of the Fund in writing or, if so elected on your account application, by telephone. The Fund redeems all shares at net asset value per share next determined (less any redemption fee for early withdrawals) after receipt of your redemption request in good order. Redemption proceeds will be mailed to you unless you request a wire transfer, for which there is a $9 fee. Wire transfers may be effected only on days that commercial banks are open for business. You may also redeem shares by contacting your broker-dealer or other financial intermediary.

Purchase and sale transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or other financial intermediary.

For more information about purchases, including additional methods for making subsequent purchases for an existing account, and more information about sales, see “How to Purchase Shares” and “How to Redeem Shares” in “Shareholder Guide” below.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account.

Potential Conflicts of Interest - Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor may pay the intermediary for making shares of the Fund available on its platforms and other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ABOUT THE FUNDS

Investment Philosophy of Third Avenue Funds

Third Avenue Funds (each a “Fund”, and collectively, the “Funds”) adhere to a strict value discipline in selecting securities and other instruments. This means seeking investments whose market prices are low in relation to what the Funds’ Adviser, Third Avenue Management LLC (the “Adviser” or “Third Avenue”), believes is their intrinsic value and/or whose total return potential is considered by the Adviser to be high. The Funds’ Adviser believes this both lowers investment risk and increases capital appreciation and total return potential. The Funds identify investment opportunities through intensive research of individual companies and, generally, do not focus solely on stock market conditions and other macro factors. For these reasons, the Funds may seek investments in the equity securities, debt and/or other instruments of companies, as appropriate for each Fund, in industries that are believed to be temporarily depressed. The Funds may also invest in high-yield or distressed securities (the Third Avenue Focused Credit Fund intends to invest a substantial amount of its assets in such securities).

The Funds follow a strategy of long-term investing. The Funds will generally sell an investment when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment’s inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

When the Funds’ Adviser believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet a Fund’s investment criteria, a Fund may hold all or a portion of its assets in short-term or other sovereign instruments, cash or cash equivalents. This does not constitute a change in a Fund’s investment objective, but could prevent or delay a Fund from achieving its objective.

The Adviser’s Executive Risk Committee (the “Committee”) recommends certain position limitation guidelines for the Funds. The guidelines supplement limits imposed by regulatory agencies and the prospectus. The guidelines are not meant to impose rigid limitations and from time to time the Committee fully expects exceptions to occur. However, exceptions may only occur with prior approval from the Committee. These guidelines serve to provide enhanced oversight on more concentrated positions.

Who May Want to Invest

The Funds, other than Third Avenue Focused Credit Fund, may be appropriate for investors seeking long-term capital appreciation. Third Avenue Focused Credit Fund may be appropriate for long-term investors seeking alternatives to equity investments and seeking long-term total return, which may include returns from a combination of sources including capital appreciation, fees and interest income. The Funds are not appropriate for short-term investors or those primarily seeking current income or for those investors who cannot withstand the risk of loss.

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Investment Strategies

Third Avenue Value Fund

The Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Fund may invest in companies of any market capitalization. The Fund may acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the Adviser believes are undervalued. Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security, and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The mix of the Fund’s investments at any time will depend on the industries and types of securities the Adviser believes hold the most value within the Fund’s investment strategy. The Fund may invest in certain derivative instruments primarily to hedge against foreign currency risk. The Fund invests in both domestic and foreign securities.

Third Avenue Small-Cap Value Fund

The Fund seeks to achieve its objective by acquiring equity securities, including common stocks and convertible securities, of well-financed small companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security, and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The Fund may invest in certain derivative instruments primarily to hedge against foreign currency risk. Under normal circumstances, the Fund expects to invest at least 80% (plus the amount of any borrowing for investment purposes) of its assets in securities of companies that are considered small. The Fund considers a “small company” to be one whose market capitalization is within the range of capitalizations during the most recent 12-month period of companies in the Russell 2000 Index, the Russell 2000 Value Index or the S&P Small Cap 600 Index at the time of investment (based on month-end data). Subject to the 80% limitation described above, the Fund may continue to hold or buy additional stock in a company subsequently valued outside this range if the stock remains attractive, although any additional purchases will not be included in the 80% measurement. The investment policy of the Third Avenue Small-Cap Value Fund relating to the type of securities in which 80% of the Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ notice. The Fund invests in both domestic and foreign securities.

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Third Avenue Real Estate Value Fund

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets (plus the amount of any borrowing for investment purposes) in securities of real estate and real estate-related companies, or in companies which own significant real estate assets at the time of investment (“real estate companies”). These securities will primarily be equity securities (including common stocks and convertible securities) of well-financed real estate companies (meaning companies with high quality assets and conservative levels of liabilities) of any market capitalization. The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield, distressed and mortgage-backed securities that may be in default and may have any or no credit rating) of real estate companies or loans secured by real estate that the Adviser believes have above-average yield potential.

•

A company is considered to be in the real estate industry if at least 50% of its gross revenues or net profits at the time of investment come from (a) construction, ownership, management, operation, financing, refinancing, sales, leasing, development or rehabilitation of real estate; or (b) extraction of timber or minerals from real estate.

•

A company is considered to be a real estate-related company if at least 50% of its gross revenues or net profits at the time of investment are derived from providing goods (e.g., building materials and/or supplies) or services (e.g., consulting, property management, brokerage, leasing, appraisals or insurance) to the real estate industry.

•

A company is considered to own significant real estate assets if at least 50% of the fair market value of its assets at the time of investment is attributable to one or more of the following: (a) real estate owned or leased by the company as lessor or as lessee; (b) timber or minerals from such real estate; or (c) the discounted value of the stream of fees or revenues to be derived from the management or operation of real estate or the rights to extract timber or minerals from real estate.

Examples of companies that might qualify under one of these categories include, but are not limited to:

•	real estate operating companies;

•	real estate investment trusts (REITs);

•	homebuilders;

•	companies engaged in the construction, distribution, sale and financing of manufactured housing;

•	hotel and hotel management companies;

•	real estate brokerage companies and/or management companies;

•	financial institutions that make or service mortgage loans;

•	manufacturers, distributors or retailers of construction materials and/or building supplies;

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•	mortgage or title insurance companies;

•	lumber, paper, forest product, timber, mining and oil companies;

•	companies with significant real estate holdings such as supermarkets, restaurant chains and retail chains; and

•	special purpose vehicles used to structure or restructure real estate financings, securitizations or mortgages.

The Fund may invest in certain derivative instruments primarily to hedge against foreign currency risk. The investment policy of the Third Avenue Real Estate Value Fund relating to the type of securities in which 80% of the Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ notice. The Fund invests in both domestic and foreign securities.

Third Avenue International Value Fund

The Fund seeks to achieve its objective by primarily acquiring equity securities, including common stocks and convertible securities, of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) located outside of the United States. While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries and, under normal circumstances, at least 80% of its assets (plus the amount of any borrowing for investment purposes) will be invested in securities of issuers located outside of the United States at the time of investment. Foreign securities may include securities that meet any of the following criteria: organized under the laws of a foreign country; maintain its principal place of business in a foreign country; the principal trading market for its securities is located in a foreign country; it derives at least 50% of its revenues or profits from operations in foreign countries; or it has at least 50% of its assets located in foreign countries. The Fund may invest in securities of companies of any capitalization, including, from time to time, smaller-capitalization companies. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), of companies or governments located outside the United States that the Adviser believes are undervalued. The Fund may invest in certain derivative instruments primarily to hedge against foreign currency risk. The investment policy of the Third Avenue International Value Fund relating to the type of securities in which 80% of the Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ notice.

Third Avenue Focused Credit Fund

The Fund seeks to achieve its objective mainly by investing under normal circumstances at least 80% of the Fund’s assets (plus the amount of any borrowing for investment purposes) in bonds and other types of credit instruments. The Fund does not seek to invest for current yield, but rather for total return, which may include investment returns from a combination of sources including capital appreciation, fees and interest.

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The Fund intends to invest a substantial amount of its assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s, S&P and Fitch. Credit instruments include high-yield bonds (commonly known as “junk bonds” or “junk debt”), bank debt, convertible bonds or preferred stock, loans made to bankrupt companies (including debtor-in-possession loans), loans made to refinance distressed companies and other types of debt instruments. In making these investments, the Adviser will seek to purchase instruments that the Adviser believes are undervalued, and the Adviser may sometimes use derivatives for hedging.

High-yield bonds, generally, are bonds that are rated below investment grade by some or all of the relevant rating agencies.

Additionally, certain other high-yield bonds include those that are unrated by rating agencies but have similar credit quality and characteristics to other high-yield bonds which have been rated below investment grade by some or all relevant independent rating agencies, including Moody’s, S&P and Fitch. High-yield bonds are usually unsecured and generally junior to other debt of the company. Bank debt is debt that has been issued to one or more banks or commercial lenders by a company and usually carries a lien or senior loan on the assets of the company. This type of debt is often syndicated among large institutions and traded among them and in private secondary markets. Loans made to bankrupt companies or to refinance distressed companies will most often have a lien on the assets of the company and can have a super-priority over other obligations of the company. Convertible debt is debt that is convertible into other securities, usually common stock of the company, or can be exchanged for securities of a related issuer.

The Fund may have significant investments in distressed and defaulted securities and intends to focus on a relatively small number of issuers. The Fund may invest without limitation in distressed securities or other debt that is in default or the issuers of which are in bankruptcy.

The Fund invests in companies regardless of market capitalization. It may invest in both domestic and foreign securities, including securities in emerging markets. The mix of the Fund’s investments at any time will depend on the industries and types of securities the Adviser believes hold the most value within the Fund’s investment strategy.

The Fund may hold significant positions in equity securities, including common stocks and convertible securities, or other assets that the Fund receives as part of a reorganization process, and may hold those assets until such time as the Adviser believes that a disposition is most advantageous. Such assets will be considered “credit instruments” for purposes of the Fund’s requirement to invest 80% of its net assets (plus the amount of any borrowing for investment purposes) in bonds and other types of credit instruments. The Fund may also purchase significant positions in equity securities, including common stocks and convertible securities. Such assets will not be considered “credit instruments” for purposes of this requirement.

The investment policy of the Third Avenue Focused Credit Fund relating to the type of securities in which 80% of the Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ notice.

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Investment Risks

Credit and Interest Rate Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

Currency Risk. The Funds’ investments are denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds may determine not to hedge their foreign currency risk, the U.S. Dollar value of the Funds’ investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar. This may occur even if the value of the investment in the currency’s home country has not declined.

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

High-Yield and Distressed Risk. The Funds’ investments in high-yield and distressed securities may expose the Funds to greater risks than if the Funds only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The Funds may also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Funds’ investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Market Risk. Prices of securities have historically fluctuated. The value of the Funds will similarly fluctuate and their investors could lose money.

Non-Diversification Risk. The Funds are non-diversified and may focus or concentrate their investments in fewer issuers than a diversified mutual fund of comparable size. A concentrated or non-diversified fund can be more volatile than a diversified fund, and volatility may be expected to increase when a Fund makes significant investments in a single issuer or issuers within a particular industry or geographic region because the Fund is more susceptible to adverse effects from such issuer or issuers.

Small-Cap and Mid-CapRisk. The Funds may invest from time to time in smaller and midsize companies and the securities of such issuers tend to be more volatile and less liquid than those of larger companies. The markets for these securities are also less liquid than those for larger companies. This can adversely affect the prices at which the Funds can purchase and sell these securities, and thus the value of the Funds’ shares.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Funds may not be able to sell these investments at the best prices or at the value the Fund places on them. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Style Risk. The Funds frequently identify opportunities in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. For the Third Avenue Focused Credit Fund, which invests primarily in credit instruments, and when another Fund owns significant non-equity investments in a rising stock market, such Fund may produce smaller gains than a fund invested primarily in stocks. Because of the Funds’ disciplined and deliberate investing approach, there may be times when a Fund will have a significant cash position. A substantial cash position can

31

adversely impact a Fund’s performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

Currency Hedging Risk. The Adviser may seek to hedge all or a portion of the Funds’ foreign currency risk. However, the Adviser can not guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Real Estate Risk. In addition to general market conditions, the value of the Funds will be affected by the strength of the real estate markets. Factors that could affect the value of the Funds’ holdings include the following:

•	overbuilding and increased competition;

•	increases in property taxes and operating expenses;

•	declines in the value of real estate;

•	lack of availability of equity and debt financing to refinance maturing debt;

•	vacancies due to economic conditions and tenant bankruptcies;

•	losses due to costs resulting from environmental contamination and its related clean-up;

•	changes in interest rates;

•	changes in zoning laws;

•	casualty or condemnation losses;

•	variations in rental income;

•	changes in neighborhood values; and

•	functional obsolescence and appeal of properties to tenants.

Commodities Risk. Prices of commodities such as timber and oil have historically been very volatile. Reductions in commodity prices will likely cause the prices of the securities of companies holding real estate affected by those industries to decline.

Insolvency and Bankruptcy Risk. The Funds’ investments in obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in default, generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments.

Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There is even a potential risk of loss by the Funds of their entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Funds and can adversely affect the Funds’ return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Funds. To the extent that any such payments are recaptured from the Funds the resulting loss will be borne by the Funds and their investors. The Adviser, on behalf of the Funds, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Funds, and such participation may subject the Funds to additional duties, liabilities and trading restrictions in a particular investment.

Changing Distribution Levels Risk. The amount of the distributions paid by each Fund generally depends upon the amount of taxable income earned by the each Fund from the investments it holds. In certain circumstances a Fund may be treated as receiving taxable income even though no cash is received. A Fund may not be able to pay distributions or may have to reduce distribution levels if the cash distributions that it receives from its investments declines.

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MANAGEMENT OF THE FUNDS

The Investment Adviser and Distributor

Third Avenue Management LLC, 622 Third Avenue, New York, NY 10017, is the investment adviser for each of the Funds. The Adviser manages each Fund’s investments, provides various administrative services and supervises the Funds’ daily business affairs, subject to the oversight of the Board of Trustees of Third Avenue Trust (the “Trust”). The Adviser provides investment advisory or sub-advisory services to seven other open-end U.S. mutual funds with assets in excess of $2.1 billion as of December 31, 2011. The Adviser or its predecessor has been an investment adviser for mutual funds since its organization in 1986. The Adviser’s affiliated broker-dealer, M.J. Whitman LLC (the “Distributor”), serves as distributor of the Funds. The Distributor receives no compensation for distributing the Funds. Affiliated Managers Group, Inc. owns an indirect majority equity interest in the Adviser and the Distributor.

Advisory Fees

Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund each paid the Adviser a fee equal to 0.90% of its average daily net assets (effective rates of 0.92%, 0.91%, and 0.92%, for each fund, respectively, after recovery of previously deferred fees) for the fiscal year ended October 31, 2011. Third Avenue International Value Fund paid the Adviser a fee equal to 1.25% of its average daily net assets (effective rate of 1.21% after fee deferral) for the fiscal year ended October 31, 2011. Third Avenue Focused Credit Fund paid the Adviser a fee at an annual rate of 0.75% of its average daily net assets for the fiscal year ended October 31, 2011. The Funds’ Annual Report to Shareholders for the period ended October 31, 2011 contains a discussion of the basis of the Board of Trustees’ determination to continue these investment advisory arrangements.

Portfolio Managers

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, additional accounts that they manage, and ownership of shares in the Funds they manage. Third Avenue’s co-Portfolio Managers for the Third Avenue Real Estate Value Fund and the Third Avenue International Value Fund share equal responsibility for day-to-day management of their respective Fund, and they work together in developing investment strategies and selecting securities. In certain cases, a co-Portfolio Manager may act independently in selecting securities, but may do so only with prior approval from the other co-Portfolio Manager.

Ian Lapey

Ian Lapey has solely managed the Third Avenue Value Fund since March 1, 2012. Prior to that, he had served as co-manager of the Fund since 2009 and has been involved with the Fund since 2001. He is a portfolio manager for Third Avenue Management LLC’s value and small-cap value sub-advised portfolios. Additionally, Mr. Lapey manages the Third Avenue Value Fund (UCITS) and co-manages the Third Avenue Variable Series Trust. He joined Third Avenue Management in 2001. Prior to joining Third Avenue, Mr. Lapey was an equity research analyst with Credit Suisse First Boston, covering the housing and furniture industries. Previously, he held various research positions with Salomon Brothers, Hampshire Securities and Lord Abbett & Co. Earlier in his career, Mr. Lapey was a financial analyst for Revlon and a staff accountant for Ernst & Young.

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Mr. Lapey received an M.B.A. from New York University Stern School of Business, an M.S. in Accounting from Northeastern University Graduate School of Professional Accounting, and a B.A. in Economics from Williams College. He was previously a Certified Public Accountant (currently inactive and unregistered).

Curtis Jensen

Curtis Jensen has solely managed the Third Avenue Small-Cap Value Fund since May 2001. Prior to that, he had served as co-manager of the Fund since its inception in April 1997. Mr. Jensen has served as Chief Investment Officer of Third Avenue Management since January 2010, having previously shared the role with the founder of Third Avenue. He also manages the Third Avenue Small-Cap Value Fund (UCITS) and several of Third Avenue Management LLC’s sub-advised portfolios, and co-manages the Third Avenue Variable Series Trust. He has been employed by the Adviser (and its predecessor entity) since 1995. Prior to joining the Adviser, Mr. Jensen was a graduate business student at the Yale School of Management from 1993 to 1995. Prior to that, Mr. Jensen was a director of, and managed the operations of, a specialty food manufacturer, and was an investment banker with Manufacturers Hanover Trust Company and Enright & Company. He currently serves on the Nomination Committee of Investor AB, an industrial holding company based in Sweden.

Mr. Jensen received his M.B.A. from the Yale School of Management and his B.A. in Economics from Williams College.

Michael H. Winer

Michael Winer has co-managed the Third Avenue Real Estate Value Fund since September 2010. Prior to that, he had served as the sole portfolio manager of the Fund since its inception in September 1998. He also co-manages the Third Avenue Real Estate Opportunities Fund LP and the Third Avenue Real Estate Value Fund (UCITS), and manages separate accounts for institutional investors. Additionally, Mr. Winer serves on the Advisory Board of the Third Avenue Special Situations Fund, a private partnership investing in special situation and distressed investments. He joined Third Avenue Management in 1994. Previously, Mr. Winer was Vice President of the Asset Sales Group for Cantor Fitzgerald, L.P., where he participated in the analysis and distribution of distressed real estate loan and asset portfolios. Earlier in his career, Mr. Winer owned and managed a real estate development business. He is currently a Director of Tejon Ranch Company, a land development and agribusiness company. Mr. Winer received his B.S. in Accounting from San Diego State University. He was previously a Certified Public Accountant (currently inactive and unregistered).

Jason Wolf

Jason Wolf has co-managed the Third Avenue Real Estate Value Fund since September 2010, and has been involved with the Fund since 2004. Mr. Wolf also co-manages the Third Avenue Real Estate Opportunities Fund LP, the Third Avenue Real Estate Fund (UCITS) and two of Third Avenue’s sub-advised portfolios. He joined Third Avenue Management in 2004. Mr. Wolf initiated Third Avenue’s investment research of foreign real estate securities, and has since led the Adviser’s real estate research efforts in Asia, Europe and other global markets. Previously, Mr. Wolf analyzed U.S. real estate equity securities for European Investors and U.S. debt securities with Moody’s Investor Service. Before joining Moody’s he worked in direct real estate investment and management at Viceroy Investments and Trammel Crow Realty Advisors in Dallas.

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Mr. Wolf has a B.B.A. in Finance and Real Estate from Southern Methodist University. He is a CFA Charterholder and a member of the New York Society of Security Analysts.

Amit B. Wadhwaney

Amit Wadhwaney has co-managed the Third Avenue International Value Fund since January 2012. Prior to that, he had served as the sole portfolio manager of the Fund since its inception in December 2001. He also manages the Third Avenue International Value Fund (UCITS) and Third Avenue’s international private and institutional advisory business. Additionally, Mr. Wadhwaney is portfolio manager of the Third Avenue Global Value Fund, L.P. and the Third Avenue Emerging Markets Fund, L.P. Previously, Mr. Wadhwaney was portfolio manager of the Carl Marks Global Value Fund, L.P. Prior to that he was a principal of Glenrock Asset Management Associates, L.P.; both firms are investment partnerships investing worldwide. Earlier in his career, Mr. Wadhwaney was a securities analyst, and subsequently Director of Research, for M.J. Whitman, LLC. Mr. Wadhwaney was also a paper and forest products analyst at Bunting Warburg, a Canadian brokerage firm.

Mr. Wadhwaney holds an M.B.A. in Finance from the University of Chicago, as well as a B.A. (Honors) with Distinction and an M.A. in Economics from Concordia University in Montreal, Canada. He also holds bachelors degrees in Mathematics and Chemical Engineering from the University of Minnesota.

Matthew Fine

Mr. Fine has co-managed the Third Avenue International Value Fund since January 2012. He has been involved with the Fund since 2004. Mr. Fine joined Third Avenue in 2000. He joined Third Avenue’s research and portfolio management team as a Research Assistant, the first position typically held by Third Avenue’s internally developed investment talent, and began working with Mr. Wadhwaney in an effort to identify investment opportunities. Mr. Fine has conducted investment research on location in more than twenty countries across North America, Latin America, Europe and Asia.

Mr. Fine holds a B.A. in Economics from Hamilton College and is a CFA Charterholder and a member of the New York Society of Securities Analysts.

Thomas Lapointe

Thomas Lapointe has solely managed the Third Avenue Focused Credit Fund since December 2010. He helped launch the Fund with his arrival at Third Avenue Management in 2009. He also co-manages one of Third Avenue’s sub-advised portfolios. Previously, Mr. Lapointe was Co-Head of High-Yield Investments for Columbia Management. Earlier in his career, Mr. Lapointe was a convertible bond credit analyst at CIBC World Markets. Prior to that, he was a high-yield analyst at AIG Global Investment Corp. and a financial analyst at Caldor Department Stores.

Mr. Lapointe is a CFA Charterholder and holds a B.S. in Accounting and Entrepreneurial Studies from Babson College.

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SHAREHOLDER GUIDE

HOW TO CHOOSE A SHARE CLASS

Investors can choose from among two classes of shares of a Fund: Investor Class and Institutional Class. As described above, the classes differ to the extent they bear certain class specific minimums and expenses. When choosing a share class, it is important to consider your method of investing, directly with a Fund or through certain broker-dealers or other financial intermediaries, the amount you plan to invest and the expenses of each class.

Investor Class

The minimum initial investment for this class is $2,500. The Investor Class shares have no up-front sales charges or deferred sales charges. Your entire purchase price is invested in Fund shares at the net asset value (“NAV”) per share of the Investor Class. Shareholders in the Investor Class shares also pay distribution (12b-1) fees of 0.25%. See “Distribution (12b-1) and Servicing Fees” in this Prospectus.

Institutional Class

The minimum initial investment for this class is $100,000. Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire purchase price is invested in Fund shares at the NAV per share of the Institutional Class. Shareholders in the Institutional Class shares do not pay any distribution (12b-1) or service fees. Shareholders in the Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund or Third Avenue International Value Fund who owned shares as of December 30, 2009, and who continue to hold shares of these funds (“Original Institutional Class Shareholders”), will hold Institutional Class shares regardless of their account size and are entitled to make additional purchases of, and to reinvest dividends and distributions in, Institutional Class shares with respect to their existing accounts in these Funds. Institutional Class shares may be offered without regard to the minimum initial investment requirement to investors purchasing such shares through qualified plans, wrap fee accounts or other fee-based programs.

Converting from Investor Class to Institutional Class Shares

If the current market value of your account in the Investor Class is at least $100,000, you may elect to convert that account from Investor Class to Institutional Class shares of the same Fund on the basis of relative NAVs. Converting from Investor Class to Institutional Class shares may not be available at certain financial intermediaries, or there may be additional costs involved associated with this exchange charged by your financial intermediary. Because the NAV per share of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, a shareholder may receive a different number of Institutional Class shares than the number of Investor Class shares converted, although the total dollar value will be the same. You may convert from Investor Class to Institutional Class shares by calling Third Avenue Funds at 1-800-443-1021 or your financial intermediary if you hold your investment in the Fund through a financial intermediary.

If the current market value of your Institutional Class shares account declines to less than $100,000 due to a redemption or exchange, we may convert your Institutional Class shares into Investor Class shares of the same Fund on the basis of relative NAVs. A shareholder may receive a different number of Investor Class shares than the number of Institutional Class shares converted, although the total dollar value will be the same. A Fund may also redeem your shares if your account balance falls below a certain amount. See “Redemption by the Funds” in this Prospectus. If you are one of the Original Institutional Class Shareholders, your account is exempt from this conversion.

A conversion from Investor Class shares to Institutional Class shares of the same Fund or from Institutional Class shares to Investor Class shares of the same Fund pursuant to the preceding paragraphs should generally not be a taxable exchange for federal income tax purposes.

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INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with a Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus, including possible fees for Original Institutional Class Shareholders purchasing additional shares. A Fund may also participate in programs with national brokerage firms that limit or eliminate a shareholder’s transaction fees, and the Investor Class shares may pay fees to these firms in return for services provided by these programs to shareholders.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options.

Any such payments will not change the NAV or the price of a Fund’s shares.

DISTRIBUTION (12b-1) FEES

The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Class shares that allows the Investor Class to pay fees for selling and distributing its shares to its respective shareholders. The Plan provides that distribution fees may be paid to the Distributor to cover the Investor Class’ sales, marketing, and promotional expenses. Because these distribution fees are deducted from the net assets of the Investor Class on an ongoing basis, they will have the effect of increasing the cost of your investment the longer you hold it and will result in lower total returns than an investment in the Institutional Class shares of a Fund. The Plan permits the Investor Class to pay a 0.25% distribution (12b-1) fee.

HOW TO PURCHASE SHARES

Price of Shares

The price you will pay for a share of a class of the Funds is the NAV of that class. NAV is calculated on each day that the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading, normally 4:00 p.m., Eastern time. The NAV of each class of a Fund is determined by dividing the value of its allocable share of portfolio securities, cash, and other assets, including accrued interest and dividends, owned by the Fund, less all liabilities of the class, including its accrued expenses, by the total number of outstanding shares of the class. Your order will be priced at the next NAV calculated following receipt of your transaction in good order by the transfer agent or your broker-dealer or financial intermediary. For a transaction to be considered in “good order”, all required information must be provided, required authorized signatures must be included, and payment must be in a form acceptable as per the “Paying for Shares” section of this Prospectus. Your order will be deemed to be received before the close of trading if the order was received before that time by the transfer agent or by certain broker-dealers or financial intermediaries.

A Fund’s investments are generally valued at market value, using market prices if available. Certain short-term securities with maturities of 60 days or less may be valued based on amortized cost. Illiquid securities and other securities and assets for which market quotations are not readily available or are deemed unreliable are valued at “fair value”, as determined in good faith by or in accordance with procedures adopted by the Board of Trustees. These types of assets can include high-yield bonds, defaulted securities and private investments that do not trade publicly, among other things. The Funds’ procedures call for a valuation committee of the designated independent Trustees to make a determination of fair value

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based on the committee members’ or Trustees’ judgments of relevant information and an analysis of the asset within the methodology approved by the Board of Trustees or between Board meetings, by designated independent Trustees. Details of fair valuation methodologies and determinations for all fair valued positions constituting greater than 0.5% of the net assets of a Fund are reviewed by the Trustees of the Trust on a quarterly basis. Details of fair valuation methodologies and determinations for all fair valued positions are reviewed at least annually.

If the principal market for a security has closed before the time as of which the NAV is being calculated, the Funds, pursuant to procedures approved by the Board of Trustees, may consider information regarding more recent trades on other markets along with other factors. The Trust has retained a third-party service provider that, under certain circumstances selected by the Trust, applies a statistical model to provide fair value pricing for equity securities whose principal markets are no longer open when the Funds calculate their NAVs if certain events have occurred after the principal markets have closed but prior to the time as of which the Funds compute their NAVs. This means that an NAV of a class may be based, at least in part, on prices other than those determined as of the close of the principal markets in which a Fund’s assets trade. Foreign securities held by a Fund generally trade on foreign markets which may be open on days when the NYSE is closed. This means that the value of the Fund’s portfolio securities can change on a day on which you cannot purchase or redeem your shares.

Purchasing Shares

The Funds are open for business each day the NYSE is open for trading. Investor or Institutional Class shares of a Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund’s distributor. The Funds generally will not accept new account applications to establish an account with a non-U.S. address (Army post office/Fleet post office and U.S. territories are acceptable) or for a non-resident alien.

The Adviser utilizes a portion of its assets to pay all or a portion of the charges of various programs that make shares available to their customers. Subject to tax limitations and approval by the Board of Trustees on a Fund-by-Fund basis, each of the Funds pays a portion of these charges representing savings of expenses the Fund would otherwise incur in maintaining fully separate shareholder accounts for those who invest in the Fund through these programs.

To purchase Investor or Institutional Class shares directly from a Fund, you need to complete and sign an account application and send it, together with your payment for the shares, to the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing” or the “transfer agent”). See page 39 for mailing instructions.

To purchase Investor or Institutional Class shares from a broker-dealer, the broker-dealer must be a bank or a member of the Financial Industry Regulatory Authority and have entered into a selling agreement with the Funds’ distributor, M.J. Whitman LLC. You may or may not need to complete and sign an account application when purchasing through a broker-dealer or financial intermediary, depending on its arrangements with the Funds. The Funds reserve the right to reject any purchase order.

To purchase additional shares via Automated Clearing House (“ACH”), contact BNY Mellon Investment Servicing at (800) 443-1021, Option 1, to initiate an electronic transfer from your bank account. You may establish electronic transfer capabilities on your New Account Application (the “Application”) or by sending written instructions to BNY Mellon Investment Servicing.

Your initial investment cannot be made by electronic transfer.

Assuming BNY Mellon Investment Servicing or the Funds properly act on telephone or Internet instructions and follow reasonable procedures to protect against unauthorized

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transactions, neither BNY Mellon Investment Servicing nor the Funds will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as BNY Mellon Investment Servicing or the Funds take reasonable measures to verify the order.

Telephone purchase orders will only be accepted from financial institutions which have been approved previously by the Funds or the Adviser, or by investors who have established ACH capabilities for an account.

Shareholders with existing Third Avenue Funds accounts may purchase additional shares directly through the Funds’ website at www.thirdave.com. To choose this option, complete the Online Account Access section of the Application or make subsequent arrangements in writing. Only bank accounts held at domestic institutions that are ACH members may be used for Internet transactions. All ACH transactions will be considered in good order on the date the payment for shares is received by the Funds. This process may take up to 48 hours from the time the shareholder places the order with BNY Mellon Investment Servicing. You may not make your initial purchase of Fund shares via the Internet. The Fund may alter, modify or terminate the Internet purchase option at any time.

Paying for Shares by Mail

Initial Payments

If you are sending documents via U.S. mail, initial payments, together with your account application, should be sent to:

Third Avenue Funds
c/o BNY Mellon Investment Servicing
P.O. Box 9802
Providence, RI 02940-5215

or via express delivery, registered or certified mail to:

Third Avenue Funds
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

Additional Payments

If you are sending documents via U.S. mail, additional payments, together with the payment stub from your account statement, should be sent to:

Third Avenue Funds
c/o BNY Mellon Investment Servicing
P.O. Box 9802
Providence, RI 02940-5215

or via express delivery, registered or certified mail to:

Third Avenue Funds
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

Paying for Shares by Wire

Prior to sending a wire, please notify BNY Mellon Investment Servicing at (800) 443-1021, Option 1 to insure proper credit to your account.

Direct your bank to wire funds as follows:

Bank of New York Mellon
ABA #: 011001234
Acct#: 0000734594

For further credit to: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund, or Third Avenue Focused Credit Fund (specify Class, shareholder’s name, exact account title and Fund number and account number).

Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

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Minimum Investments

The minimum initial investment for the Investor Class of each Fund is $2,500 for a regular account and an IRA. The minimum initial investment for the Institutional Class of each Fund is $100,000. Additional investments for either class of each Fund must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Funds’ Automatic Investment Plan. Under this plan, a predetermined amount, selected by you, will be deducted from your checking account. Additional investments under this plan are subject to a monthly minimum of $200. The Automatic Investment Plan option may be elected on the Application.

Transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Funds. At the sole discretion of the Adviser, the initial and any additional investment minimums may be waived for certain investors.

Paying for Shares

When purchasing shares directly from a Fund, you may pay by check payable to the particular Fund. The Funds will only accept checks drawn in U.S. currency on a domestic bank. Starter checks on newly established bank accounts will not be accepted. The Funds will not accept any of the following cash equivalents: money orders, travelers checks, cashier checks, bank checks, official checks and treasurers checks, foreign bank drafts, payable through checks or third party checks, or other third party transactions. You will be charged (minimum of $20) for any check used for the purchase of Fund shares that is returned unpaid. If you purchase Fund shares by check, you may not receive redemption proceeds until there is a reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date. If you purchase shares through a broker-dealer or other financial intermediary, they are responsible for forwarding or arranging payment promptly.

The Funds reserve the right to cancel any purchase order, and will do so, under ordinary circumstances, within 48 hours of receipt of the order. In the interest of economy and convenience to investors, the Funds no longer issue certificates representing Fund shares.

Individual Retirement Accounts

If you want to set up an IRA, you may obtain a Fund IRA Application and additional required forms by contacting BNY Mellon Investment Servicing at (800) 443-1021, Option 1, or on the Funds’ website at www.thirdave.com. The account will be maintained by the custodian, BNY Mellon Investment Servicing Trust Company, which currently charges your account an annual maintenance fee of $12 per Fund. Fees are subject to change by BNY Mellon Investment Servicing. Annual maintenance fees will automatically be deducted from the IRA account, unless a check for the fees is received by BNY Mellon Investment Servicing prior to December 15th of each year.

You may request distributions from your IRA via telephone. Distributions that would be accepted by means of a recorded phone conversation will include normal distributions (you have reached age 59 1/2) or premature distributions (before you reach age 59 1/2, with no known exceptions). Please be advised premature distributions from your retirement accounts may be subject to a 10% penalty from the Internal Revenue Service. For more information please contact BNY Mellon Investment Servicing at (800) 443-1021or contact your tax advisor.

Important Note: If you do not want telephone liquidation privileges to apply to your account you can elect to opt out on your application or contact BNY Mellon Investment Servicing at the number above.

Other Retirement Plans

If you are self-employed, you may be able to purchase shares of the Funds through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh Plans. However, the Funds do not currently act as a sponsor or administrator for such plans.

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Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans, known as 401(k) plans, which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made. However, the Funds do not currently act as a sponsor or administrator for such plans.

Distribution and Servicing Arrangements

The Adviser or its affiliates pay certain costs of marketing the Funds out of their own resources. The Adviser or its affiliates may also share with third party financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Funds; sponsor informational meetings, seminars and client awareness events; support marketing materials or business building programs; or pay third parties in connection with marketing to financial intermediaries. The Adviser or its affiliates may also pay amounts to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other administrative services, and a portion of these payments may be borne by the Funds.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may result in the Funds having greater access to such parties and their customers than would be the case if no payments were made. These payment arrangements will not change the price an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of the investor.

You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of the Funds through any intermediary.

HOW TO REDEEM SHARES

General

You may redeem your shares on any day during which the NYSE is open for trading, either directly from a Fund or through certain broker-dealers or other financial intermediaries. Fund shares will be redeemed at the NAV next calculated after your order is received in good order by a Fund or its designees. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value below a minimum amount, your account may be closed at the discretion of the Adviser. See “Redemption by the Funds.”

By Mail

If you are sending documents via U.S. mail, send a written request, together with any share certificates that have been issued, to:

Third Avenue Funds c/o BNY Mellon Investment Servicing P.O. Box 9802 Providence, RI 02940-5215

If you are sending documents via express delivery, registered or certified mail, send a written request, together with any share certificates that have been issued, to:

Third Avenue Funds c/o BNY Mellon Investment Servicing 4400 Computer Drive Westborough, MA 01581

Written redemption requests, stock powers and any share certificates issued must be submitted and signed exactly as the account is registered. Such requests may require a signature guarantee and additional documents. See “Signature Guarantees/Other Documents.”

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Telephone and Internet Redemptions

You may redeem shares by telephone or Internet by electing this service on the Application. You may thereafter redeem shares by telephone by calling BNY Mellon Investment Servicing at (800) 443-1021, Option 1. You may redeem shares online by accessing your Third Avenue Funds account at www.thirdave.com. Transactions may be made on any business day until the close of the NYSE, normally 4:00 p.m., Eastern time.

Redemption proceeds will be mailed to your address of record, or, if previously established, sent to your bank account via wire or ACH.

The Funds and BNY Mellon Investment Servicing will not be liable for following telephone or Internet instructions reasonably believed to be genuine. In this regard, BNY Mellon Investment Servicing will require personal identification information before accepting a telephone or Internet redemption order.

Please contact your broker-dealer or other financial intermediary for information on how to redeem your shares through them. A shareholder may incur a brokerage fee for such a transaction, no part of which is received by the Adviser or the Funds.

Fees

You will not be charged for redeeming your shares directly from the Funds, except as described below under “Frequent Trading and Early Redemption Fee.” The transfer agent currently charges a wire fee of $9 for payment of redemption proceeds by federal funds wire. The transfer agent will automatically deduct the wire fee from the redemption proceeds. Broker-dealers handling redemption transactions generally may charge a service fee.

Redemption by the Funds

The Funds have the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for. Each Fund reserves the right to redeem a shareholder account, other than an IRA account (after 30 days’ prior written notice and the opportunity to reestablish the account balance), when the market value of the Fund’s shares in the account falls below $500, due to redemptions or exchanges with respect to Investor Class shares of each Fund (except for IRAs), or falls below $25,000 with respect to Institutional Class shares of each Fund (except for Original Institutional Class Shareholders, which must only maintain a $500 minimum investment). Whether the Trust will exercise the right to redeem shareholder accounts will be determined by Trust management on a case-by-case basis.

Payment of Redemption Proceeds

A Fund will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days, after receipt of a redemption request. You should note that you may not receive redemption proceeds of recently purchased Fund shares that have been paid for by check until there is a reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date.

Wired Proceeds

If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized by you on your application or separate signature guaranteed letter of instruction. Neither the Funds, nor the transfer agent, will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

Signature Guarantees/Other Documents

For documents requiring a signature guarantee, such guarantee must be obtained from an “eligible guarantor institution”, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations,

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clearing agencies and savings associations participating in a signature guarantee program recognized by the Securities Transfer Association (a “Medallion Guarantee”). A notary public is not an acceptable guarantor. Signature guarantees are required on any:

1.	request for redemption, payable to the registered shareholder involving $100,000 or more,
2.	redemption proceeds payable to and/or mailed to other than the registered shareholder, or
3.	requests to transfer shares.

The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP).

Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. Additional tax documents may also be required in the case of redemptions from IRA accounts maintained at BNY Mellon Investment Servicing. For further information, call BNY Mellon Investment Servicing toll free at (800) 443-1021, Option 1.

Changing Information

If you did not previously elect the telephone redemption service on your Application, or wish to change any information previously provided to the Funds (including the bank to which redemption proceeds are to be wired), or wish to add information to establish electronic transfer capabilities (ACH), you must submit a signature guaranteed letter of instruction. This is designed to protect you and the Funds and their service providers from fraud.

Escheatment of Shares to State

If no activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state regulators. The escheatment time period varies by state.

Systematic Withdrawal Plan - For Investor Class only

If you own or are purchasing shares of any Fund having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This plan provides for automatic redemption of at least $100 monthly, quarterly, semi-annually, or annually. You may establish a Systematic Withdrawal Plan by sending a letter to BNY Mellon Investment Servicing. Notice of all changes concerning the Systematic Withdrawal Plan must be received by BNY Mellon Investment Servicing at least two weeks prior to the next scheduled payment. Further information regarding the Systematic Withdrawal Plan and its requirements can be obtained by contacting BNY Mellon Investment Servicing at (800) 443-1021, Option 1.

Frequent Trading and Early Redemption Fee

The Funds are intended for long-term investors and not for those who wish to trade frequently in their shares. The Funds will not knowingly accommodate frequent trading in Fund shares. The Board of Trustees of the Trust has adopted policies and procedures designed to prevent frequent trading in Fund shares, commonly referred to as “market timing,” because such activities are disruptive to the management of a Fund’s portfolio, and may increase Fund expenses and negatively affect a Fund’s performance. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and dilution in the value of their shares from traders seeking short-term profits from market momentum, time-zone arbitrage and other timing strategies.

The procedures of the Funds require that the Adviser monitor the trading activities of Fund accounts on a regular basis. If the Adviser determines, in its sole discretion, that an account shows a pattern of excessive trading and/or excessive exchanging among the Funds, it will then review the account’s activities and will bar the shareholder from future purchases, including purchases by exchange. The Funds’ Adviser will also notify the Funds’

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transfer agent of any of these restrictions and will keep the Board of Trustees informed quarterly regarding the implementation of these frequent trading policies and procedures. Each Fund reserves the right to refuse a purchase order (including an order placed as part of an exchange) for any reason if the Adviser believes, in its sole discretion, that a shareholder is engaging in short-term trading activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary from a shareholder who has previously been barred from future purchases are not deemed accepted by the Funds and may be cancelled or revoked by the Funds. In the event that any purchase order is refused or revoked, the purchase price will be refunded as soon as possible.

To discourage frequent short-term trading in Fund shares, each Fund imposes a redemption fee on redemptions, including exchanges to other Third Avenue Funds, according to the following schedule:

Third Avenue Value Fund,
Third Avenue Small-Cap Value Fund and
Third Avenue Real Estate Value Fund

Holding Period	Redemption Fee (As a % of current net asset value)

60 Days or Less	1.00%
Thereafter	None

Third Avenue International Value Fund and Third Avenue Focused Credit Fund

Holding Period	Redemption Fee (As a % of current net asset value)

60 Days or Less	2.00%
Thereafter	None

For example, if you purchase shares of any Fund you will be charged a fee for any redemptions made within the following 60 days, beginning on the purchase date, and including the 60th day.

This redemption fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is not a sales charge and is not paid to the Adviser or any third party. The redemption fee applies to redemptions from the Funds and exchanges from one Fund to another Fund, but not to redemptions of shares acquired through dividend or capital gain distributions which have been automatically reinvested into these Funds. Each Fund reserves the right to modify the terms of, or terminate, this fee at any time.

The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. For this purpose, shares of any Fund will be treated as redeemed as follows: first, reinvested shares; second, shares held more than sixty (60) days after issuance; and third, shares held for sixty (60) days or less after issuance.

The Funds will not impose redemption fees in the following situations:

•	on required minimum distributions from IRA and other retirement accounts (where it is operationally feasible),

•	in certain rare hardship situations, such as death or disability, that have been approved by the Adviser and are reported to the Board, or

•

on transactions by shareholders holding shares through an omnibus account, third-party intermediary or broad-based benefit plan if: the intermediary has represented to the Funds that it will track and remit the redemption fees, or the Funds have determined that policies and procedures reasonably designed to prevent short-term trading in Fund shares by participants in the program or plan are in effect. Examples of this type of exception are asset allocation programs that rebalance periodically, systematic withdrawal plans and broad-based benefit plans that appropriately restrict the frequency with which participants can redeem or exchange their interests in the Funds.

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The Funds monitor activity at the omnibus level in order to try to identify unusual trading patterns that may indicate short-term trading by individual accounts within the omnibus account. If the Funds do identify such activity, the Funds may instruct the intermediary to code the individual account “Redemption Only.” If the Funds determine that an account, plan or intermediary may not be acting properly to prevent short-term trading, the Funds have the right to access information about beneficial shareholder transactions in accounts held through omnibus accounts, benefit plans or other intermediaries and intend to do so. The Funds reserve the right to remove any waiver granted to such a party. Utilizing these information rights will assist the Funds in preventing short-term trading, assessing redemption fees and administering or revoking waivers, although there is always some risk that a shareholder acting through such an intermediary might be able to engage in short-term trading to the detriment of the Fund without having to pay a redemption fee.

To assist in discouraging attempts to arbitrage pricing of securities (particularly in Third Avenue International Value Fund), the Trust has retained a third-party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for certain equity securities. See “How to Purchase Shares — Price of Shares” above.

HOW TO EXCHANGE SHARES

Inter-Fund Exchange Privilege

You may exchange shares of a class of one Fund of the Trust for shares of the same class of another Fund of the Trust, in writing or by telephone, at NAV without the payment of any fee or charge, except that a fee will be applicable upon the following: the exchange of shares of any Fund held for sixty (60) days or less after issuance. See “How to Redeem Shares — Frequent Trading and Early Redemption Fee” for details. An exchange is considered a sale of shares and may result in capital gain or loss for federal and state income tax purposes.

If you want to use this exchange privilege, you should elect the service on your Application.

If the Funds or their designees receive exchange instructions in writing, by telephone at (800) 443-1021, or by Internet at www.thirdave.com in good order by the valuation time on any business day, the exchange will be effected that day. For an exchange request to be in good order, it must include your name as it appears on the account, the account number, the amount to be exchanged, the names of the Funds from which and to which the exchange is to be made and a signature guarantee as may be required.

45

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, such Fund will not be required to pay federal income taxes on any income it distributes to shareholders. As a regulated investment company, a Fund is not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. As more fully described in the SAI, a Fund is allowed to carry forward certain capital losses. If a Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income (including capital gain dividends designated by a Fund and credited to the shareholder but retained by the Fund), and all of any ordinary income and net capital gain from previous years that was not distributed and upon which no tax was paid, then such Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. Each Fund expects to distribute substantially all of its investment company taxable income and net capital gains at least annually. The Third Avenue Focused Credit Fund intends to pay dividends from income it earns on its investments (less expenses) on a calendar quarter basis. Third Avenue Focused Credit Fund intends to make capital gains distributions, if any, typically in December of each year, and may pay additional distributions at other times in order to avoid the excise tax discussed above.

Distributions from investment company taxable income, which includes short-term capital gains, are subject to tax as ordinary income. A portion of these distributions may constitute “qualified dividend income” to individual shareholders, and corporate shareholders may be able to claim the corporate dividends received deduction with regard to a portion of such distributions. Distributions of net long-term capital gain are subject to tax as a long-term capital gain regardless of the length of time you have held Fund shares.

Each Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year. Shareholders automatically reinvesting distributions in the form of additional shares of the same class of the Fund will be treated for federal income tax purposes in the same manner as if they had received a cash distribution and will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of a Fund on the date of distribution.

If you purchase shares at a time when a Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

You will generally recognize taxable gain or loss on a sale, exchange or redemption of shares in an amount equal to the difference between the amount received and your cost basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by shareholders upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of a Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of a Fund will be adjusted to reflect the disallowed loss. You should be aware that an exchange of shares in a Fund for shares in other Funds operated by the Trust is treated for federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax.

The Federal tax law generally requires that the cost basis and holding period of mutual fund shares be reported to both the Internal Revenue Service and shareholders for sales, redemptions or exchanges of mutual fund shares that are acquired on or after January 1, 2012. This information

46

will generally be reported on Form 1099-B. Shares in a Fund acquired before January 1, 2012 and shares in a Fund owned by C-corporations and certain tax-deferred/ retirement accounts are generally excluded from cost basis reporting. The cost basis of a share is generally the purchase price, adjusted for dividends, returns of capital and other corporate actions. Cost basis and holding period will be calculated using the Funds’ default method unless you instruct the Funds to use one of the other cost basis reporting methods offered by the Funds. If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account. The applicable cost basis method will be used to determine which specific shares you are treated as selling when there have been multiple purchases on different dates at differing share prices (i.e., blocks), and the entire position is not sold at one time. Therefore, the cost basis method used may impact the amount of the capital gain or loss recognized and the character (long-term or short-term) of such gain or loss. The Funds do not recommend any particular method of determining cost basis. The Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders and their tax advisers should carefully review the cost basis information provided by the Funds. You are encouraged to consult your tax adviser regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should select. Additional information about cost basis reporting and the cost basis methods which are available to the Funds’ shareholders can be found on our website: www.thirdave.com.

The SAI contains a more detailed summary of the federal tax rules that apply to the Funds and their shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Funds or their shareholders and any such change may be retroactive.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Funds by U.S. shareholders. The tax law is subject to revision and special rules may apply depending upon your specific tax status or if you are investing through a tax-deferred retirement account.

You should consult your tax advisers as to the federal, state, local and non-U.S. tax consequences to you of ownership of shares of a Fund.

Distribution Options

You should specify on your Application how you wish to receive distributions. If no election is made on the Application, all distributions will automatically be reinvested in additional shares of that class of the Fund. Each Fund offers four options:

(1)	income dividends and capital gain distributions paid in cash;
(2)	income dividends paid in cash with capital gain distributions reinvested in additional shares of that class of the Fund;
(3)	income dividends reinvested with capital gain distributions paid in cash; or
(4)	both distributions automatically reinvested in additional shares of that class of the Fund.

Any distribution payments returned by the post office as undeliverable will be reinvested in additional shares of the same class of the applicable Fund at the NAV next determined.

Withholding

The Funds may be required to backup withhold on taxable dividends and certain other payments to shareholders who do not furnish to the Funds their correct taxpayer identification number (in the case of individuals, their social security number), and make certain certifications, or who are otherwise subject to backup withholding. Investors should be sure to provide this information when they complete the Application. Backup withholding is not an additional tax. Any amount withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability.

47

SHAREHOLDER SERVICES

Each Fund provides you with helpful services and information about your account:

•	A confirmation after every transaction (other than certain dividends, distributions, and reinvestments, for which you receive a statement within ten days of the quarter end);

•	An annual account statement reflecting all transactions for the year;

•	Tax information mailed after the close of each calendar year;

•	Financial statements of the Fund, mailed at least twice a year;

•	Shareholder quarterly reports and shareholder letters mailed four times a year;

•	24-hour automatic voice response service; and

•	Online account access through the Funds’ web site: www.thirdave.com.

You may choose to receive shareholder quarterly reports and shareholder letters by email rather than hard copy by signing up for e-delivery at www.thirdave.com. The Funds’ most recent reports are available online at www.thirdave.com.

The Funds pay for shareholder services but not for special services, such as requests for historical transcripts of accounts. BNY Mellon Investment Servicing currently charges $10 per year for duplication of historical account activity records, with a maximum fee of $100.

Telephone Information

Your Account

Questions about your account, purchases, redemptions and distributions can be answered by BNY Mellon Investment Servicing Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time. Call toll free (800) 443-1021, Option 1, or (610) 382-7819.

The Funds

Questions about the Funds and literature requests can be answered by the Funds’ telephone representatives Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time. Call toll free (800) 443-1021, Option 1, or (610) 382-7819.

To Redeem Shares

To redeem shares by telephone, call BNY Mellon Investment Servicing prior to the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time on the day you wish to redeem. Call toll free (800) 443-1021, Option 1, or (610) 382-7819.

Transfer of Ownership

You may transfer Fund shares or change the name or form in which the shares are registered by writing to BNY Mellon Investment Servicing. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified taxpayer identification number by way of a completed new Application and W-9 form, and include the signature(s) of all registered owners, and any share certificates issued. The signature(s) on the transfer instructions or any stock power must be guaranteed as described under “Signature Guarantees/Other Documents.”

Portfolio Disclosure

A description of the policies with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI and on the Funds’ website at www.thirdave.com.

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties. Each Fund discloses its top ten portfolio holdings on a monthly basis approximately 15 business days after month end by posting this information on its website and discloses substantially all of its portfolio holdings on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. These disclosures are publicly available on an ongoing basis.

48

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance. For the Funds, these tables reflect data for the last five fiscal years or since inception, if shorter. Certain information reflects financial results for a single Institutional Class share or a single Investor Class share of each Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Financial Highlights for the fiscal years included herein have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose unqualified report on the October 31, 2011 financial statements appears in the Funds’ Annual Report to Shareholders. This information should be read in conjunction with the financial statements and accompanying notes appearing in the 2011 Annual Report to Shareholders, which is available upon request.

THIRD AVENUE VALUE FUND

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2011	2010	2009	2008	2007

Institutional Class:
Net asset value, beginning of year	$50.13	$44.60	$35.16	$68.04	$60.29

Income (loss) from investment operations:
Net investment income	0.43 @	0.71 @	0.81 @	1.01 @	1.52
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	(5.51)	5.96	8.81	(31.80)	9.57

Total from investment operations	(5.08)	6.67	9.62	(30.79)	11.09

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.97)	(1.14)	(0.18)	(1.63)	(3.24)
Distributions from realized gains	—	—	(0.00)*	(0.46)	(0.10)

Total dividends and distributions	(0.97)	(1.14)	(0.18)	(2.09)	(3.34)

Net asset value, end of year	$44.08	$50.13	$44.60	$35.16	$68.04

Total return[2]	(10.42%)	15.25%	27.59%	(46.52%)	19.25%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$3,451,647	$5,040,109	$5,688,276	$5,372,294	$12,124,948
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.13%	1.19%	1.17%	1.11%	1.08%
After fee waivers/expense offset arrangement/recovery[3]	1.15%[4]	1.15%#	1.17%	1.11%	1.08%
Ratio of net investment income to average net assets	0.86%	1.55%	2.23%	1.89%	1.32%
Portfolio turnover rate	6%	2%	5%	17%	5%

[1]	Includes redemption fees of less than $0.01 per share.

[2]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses.

[3]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15% effective December 31, 2009.

[4]	The investment adviser recovered a portion of its previously waived fees.

#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the period.
*	Amount is less than $0.01.

49

FINANCIAL HIGHLIGHTS

THIRD AVENUE VALUE FUND

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	For the Year Ended October 31, 2011	For the Period Ended October 31, 2010*

Investor Class:
Net asset value, beginning of period	$50.09	$46.32

Income (loss) from investment operations:
Net investment income@	0.37	0.59
Net gain/(loss) on investment transactions (both realized and unrealized)	(5.56)[2]	3.18	[1]

Total from investment operations	(5.19)	3.77

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.90)	—

Total dividends and distributions	(0.90)	—

Net asset value, end of period	$44.00	$50.09

Total return[3]	(10.62%)	8.16%[4]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$25,547	$18,553
Ratio of expenses to average net assets Before fee waivers/expense offset arrangement/recovery	1.38%	1.46%[5]
After fee waivers/expense offset arrangement/recovery[6]	1.40%[7]	1.40	%5#
Ratio of net investment income to average net assets	0.75%	1.54%[5]
Portfolio turnover rate	6%	2%[4]

[1]	Includes redemption fees of $0.04 per share.
[2]	Includes redemption fees of $0.01 per share.
[3]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses.

[4]	Not annualized.
[5]	Annualized.
[6]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.

[7]	The investment adviser recovered a portion of its previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from December 31, 2009 (Commencement of Operations) to October 31, 2010.
@	Calculated based on the average number of shares outstanding during the period.

50

FINANCIAL HIGHLIGHTS

THIRD AVENUE SMALL-CAP VALUE FUND

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2011	2010	2009	2008	2007

Institutional Class:
Net asset value, beginning of year	$19.38	$17.17	$16.45	$27.66	$26.54

Income (loss) from investment operations:
Net investment income	0.03 @	0.12 @	0.19 @	0.09 @	0.27
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	1.10	2.23	1.18	(8.58)	2.27

Total from investment operations	1.13	2.35	1.37	(8.49)	2.54

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.21)	(0.14)	(0.12)	(0.23)	(0.43)
Distributions from realized gains	—	—	(0.53)	(2.49)	(0.99)

Total dividends and distributions	(0.21)	(0.14)	(0.65)	(2.72)	(1.42)

Net asset value, end of year	$20.30	$19.38	$17.17	$16.45	$27.66

Total return[2]	5.80%	13.73%	9.34%	(33.50%)	9.93%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$794,495	$1,050,173	$1,217,827	$1,372,740	$2,245,342
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.14%	1.16%	1.13%	1.10%	1.09%
After fee waivers/expense offset arrangement/recovery[3]	1.15%[4]	1.14%#	1.13%	1.10%	1.09%
Ratio of net investment income to average net assets	0.15%	0.65%	1.29%	0.40%	0.95%
Portfolio turnover rate	34%	9%	15%	46%	27%

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses.

[3]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15% effective December 31, 2009.

[4]	The investment adviser recovered a portion of its previously waived fees.
#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the period.

51

FINANCIAL HIGHLIGHTS

THIRD AVENUE SMALL-CAP VALUE FUND

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	For the Year Ended October 31, 2011	For the Period Ended October 31, 2010*

Investor Class:
Net asset value, beginning of period	$19.35	$18.19

Income (loss) from investment operations:
Net investment income (loss)@	(0.01)	0.02
Net gain on investment transactions (both realized and unrealized)	1.10 [1]	1.14	[2]

Total from investment operations	1.09	1.16

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.19)	—

Total dividends and distributions	(0.19)	—

Net asset value, end of period	$20.25	$19.35

Total return[3]	5.58%	6.38%[4]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$7,490	$4,505
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.39%	1.42%[5]
After fee waivers/expense offset arrangement/recovery[6]	1.40%[7]	1.40	%5#
Ratio of net investment income (loss) to average net assets	(0.07%)	0.10%[5]
Portfolio turnover rate	34%	9%[4]

[1]	Includes redemption fees of $0.02 per share.
[2]	Includes redemption fees of less than $0.01 per share.
[3]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses.

[4]	Not annualized.
[5]	Annualized.
[6]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.

[7]	The investment adviser recovered a portion of its previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from December 31, 2009 (Commencement of Operations) to October 31, 2010.
@	Calculated based on the average number of shares outstanding during the period.

52

FINANCIAL HIGHLIGHTS

THIRD AVENUE REAL ESTATE VALUE FUND

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2011	2010	2009	2008	2007

Institutional Class:
Net asset value, beginning of year	$22.93	$19.86	$16.21	$35.47	$36.34

Income (loss) from investment operations:
Net investment income	0.06 @	0.44 @	0.63 @	0.31 @	0.85
Net gain/(loss) on investment transactions (both realized and unrealized)	(0.62)[3]	2.89 [3]	3.45 [1]	(15.72)[1]	1.80 [2]

Total from investment operations	(0.56)	3.33	4.08	(15.41)	2.65

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.92)	(0.26)	(0.43)	(0.60)	(0.89)
Distributions from realized gains	—	—	—	(3.25)	(2.63)

Total dividends and distributions	(0.92)	(0.26)	(0.43)	(3.85)	(3.52)

Net asset value, end of year	$21.45	$22.93	$19.86	$16.21	$35.47

Total return[4]	(2.66%)	16.94%	26.16%	(47.87%)	7.68%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,579,121	$1,652,647	$1,381,313	$1,255,630	$2,934,708
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.13%	1.18%	1.18%	1.12%	1.10%
After fee waivers/expense offset arrangement/recovery[5]	1.15%[6]	1.14%#	1.18%	1.12%	1.10%
Ratio of net investment income to average net assets	0.26%	2.09%	4.00%	1.22%	1.14%
Portfolio turnover rate	32%	26%	24%	34%	19%

[1]	Includes redemption fees of $0.01 per share.
[2]	Includes redemption fees of $0.02 per share.
[3]	Includes redemption fees of less than $0.01 per share.
[4]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses.

[5]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15% effective December 31, 2009.

[6]	The investment adviser recovered previously waived fees.
#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the period.

53

FINANCIAL HIGHLIGHTS

THIRD AVENUE REAL ESTATE VALUE FUND

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	For the Year Ended October 31, 2011	For the Period Ended October 31, 2010*

Investor Class:
Net asset value, beginning of period	$22.90	$20.47

Income (loss) from investment operations:
Net investment income@	0.02	0.40
Net gain on investment transactions (both realized and unrealized)[1]	(0.63)	2.03

Total from investment operations	(0.61)	2.43

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.89)	—

Total dividends and distributions	(0.89)	—

Net asset value, end of period	$21.40	$22.90

Total return[2]	(2.89%)	11.87%[3]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$48,327	$28,594
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.38%	1.44%[4]
After fee waivers/expense offset arrangement/recovery[5]	1.40%[6]	1.40	%4#
Ratio of net investment income to average net assets	0.11%	2.27%[4]
Portfolio turnover rate	32%	26%[3]

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses.

[3]	Not annualized.
[4]	Annualized.
[5]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.

[6]	The investment adviser recovered previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from December 31, 2009 (Commencement of Operations) to October 31, 2010.
@	Calculated based on the average number of shares outstanding during the period.

54

FINANCIAL HIGHLIGHTS

THIRD AVENUE INTERNATIONAL VALUE FUND

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2011	2010	2009	2008	2007

Institutional Class:
Net asset value, beginning of year	$16.33	$15.18	$11.51	$25.01	$23.77

Income (loss) from investment operations:
Net investment income	0.10 @	0.24 @	0.11 @	0.10 @	0.37
Net gain/(loss) on investment transactions (both realized and unrealized)	(0.81)[1]	1.09 [1]	3.73 [2]	(9.76)[2]	3.69 [1]

Total from investment operations	(0.71)	1.33	3.84	(9.66)	4.06

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.29)	(0.18)	(0.03)	(0.78)	(1.08)
Distributions from realized gains	—	—	(0.14)	(3.06)	(1.74)

Total dividends and distributions	(0.29)	(0.18)	(0.17)	(3.84)	(2.82)

Net asset value, end of year	$15.33	$16.33	$15.18	$11.51	$25.01

Total return[3]	(4.51%)	8.84%	33.87%	(44.31%)	18.86%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,277,674	$1,517,296	$1,332,360	$1,069,308	$2,328,583
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.44%	1.51%	1.51%	1.48%	1.45%
After fee waivers and expense offset arrangement[4]	1.40%#	1.40%#	1.47%#	1.48%	1.45%
Ratio of net investment income to average net assets	0.58%	1.58%	0.89%	0.57%	1.48%
Portfolio turnover rate	24%	13%	16%	30%	23%

1	Includes redemption fees of less than $0.01 per share.
2	Includes redemption fees of $0.01 per share.
3

Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower.

4

As a result of an expense limitation, effective July 1, 2009, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%. Effective March 1, 2011, the expense limitation period has been extended to February 29, 2012. Prior to July 1, 2009, the expense limitation was 1.75%.

#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the period.

55

FINANCIAL HIGHLIGHTS

THIRD AVENUE INTERNATIONAL VALUE FUND

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	For the Year Ended October 31, 2011	For the Period Ended October 31, 2010*

Investor Class:
Net asset value, beginning of period	$16.31	$15.51

Income (loss) from investment operations:
Net investment income@	0.09	0.32
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	(0.85)	0.48

Total from investment operations	(0.76)	0.80

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.26)	—

Total dividends and distributions	(0.26)	—

Net asset value, end of period	$15.29	$16.31

Total return[2]	(4.76%)	5.16%[4]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$13,997	$6,920
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.69%	1.77%[5]
After fee waivers and expense offset arrangement3#	1.65%	1.65%[5]
Ratio of net investment income to average net assets	0.56%	2.55%[5]
Portfolio turnover rate	24%	13%[4]

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower.

[3]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.65%.

[4]	Not annualized.
[5]	Annualized.
#	The investment adviser waived a portion of its fees.
*	Period from December 31, 2009 (Commencement of Operations) to October 31, 2010.
@	Calculated based on the average number of shares outstanding during the period.

56

FINANCIAL HIGHLIGHTS

THIRD AVENUE FOCUSED CREDIT FUND

Selected data (for a share outstanding throughout each period) and ratios are as follows:

Institutional Class:	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Period Ended October 31, 2009 *

Net asset value, beginning of period	$11.36	$10.26	$10.00

Income (loss) from investment operations:
Net investment income@	0.88	0.86	0.08
Net gain/(loss) on investment transactions (both realized and unrealized)	(0.83)[1]	0.87 [1]	0.18

Total from investment operations	0.05	1.73	0.26

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.81)	(0.62)	—
Distributions from realized gains	(0.10)	(0.01)	—

Total dividends and distributions	(0.91)	(0.63)	—

Net asset value, end of period	$10.50	$11.36	$10.26

Total return[2]	0.37%	17.38%	2.60%[3]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$765,467	$759,666	$191,926
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	0.92%	0.93%	1.18%[4]
After fee waivers/expense offset arrangement/recovery[5]	0.92%	0.94%[6]	0.95	%4#
Ratio of net investment income to average net assets	7.87%	7.99%	4.59%[4]
Portfolio turnover rate	105%	129%	12%[3]

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses.

[3]	Not annualized.
[4]	Annualized.
[5]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 0.95%.

[6]	The investment adviser recovered previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from August 31, 2009 (commencement of operations) to October 31, 2009.
@	Calculated based on the average number of shares outstanding during the period.

57

THIRD AVENUE FOCUSED CREDIT FUND

Selected data (for a share outstanding throughout each period) and ratios are as follows:

Investor Class:	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Period Ended October 31, 2009 *

Net asset value, beginning of period	$11.36	$10.25	$10.00

Income (loss) from investment operations:
Net investment income@	0.85	0.83	0.07
Net gain/(loss) on investment transactions (both realized and unrealized)	(0.81)[2]	0.89 [3]	0.18	[1]

Total from investment operations	0.04	1.72	0.25

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.79)	(0.60)	—
Distributions from realized gains	(0.10)	(0.01)	—

Total dividends and distributions	(0.89)	(0.61)	—

Net asset value, end of period	$10.51	$11.36	$10.25

Total return[4]	0.24%	17.19%	2.50%[5]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$338,098	$248,975	$90,913
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.18%	1.20%	1.53%[6]
After fee waivers/expense offset arrangement/recovery[7]	1.18%	1.21%[8]	1.40	%6#
Ratio of net investment income to average net assets	7.64%	7.69%	4.18%[6]
Portfolio turnover rate	105%	129%	12%[5]

[1]	Includes redemption fees of less than $0.01 per share.
[2]	Includes redemption fees of $0.01 per share.
[3]	Includes redemption fees of $0.02 per share.
[4]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses.

[5]	Not annualized.
[6]	Annualized.
[7]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%. Effective March 1, 2011, the expense limitation has been reduced to 1.20%.

[8]	The investment adviser recovered previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from August 31, 2009 (commencement of operations) to October 31, 2009.
@	Calculated based on the average number of shares outstanding during the period.

58

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Third Avenue Funds
622 Third Avenue New York, NY 10017 Phone (212) 888-5222 Toll Free (800) 443-1021 www.thirdave.com

Investment Adviser
Third Avenue Management LLC
622 Third Avenue New York, NY 10017

FOR MORE INFORMATION

More information on the Third Avenue Funds is available free upon request, including the following:
•

Shareholder Reports — Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. The Funds’ Annual Report to Shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performances during the last fiscal year.

•

Statement of Additional Information (SAI) — The SAI provides more detailed information about the Funds, is on file with the Securities and Exchange Commission (the “SEC”), and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the Funds’ SAI and Shareholder Reports without charge, upon request, and otherwise make inquiries to the Funds by writing or calling the Funds at 622 Third Avenue, New York, NY 10017, (800) 443-1021 or (212) 888-5222.

The Funds’ Prospectus, SAI, Shareholder Reports and other additional information are available through the Funds’ website at www.thirdave.com

Information about the Funds, including the SAI, can be reviewed at the SEC’s Public Reference Room in Washington D.C. (phone 202-551-5850 for information). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the e-mail address publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, 100 F Street NE, Room 1580, Washington, D.C. 20549. Reports and other information about the Funds are also available on the SEC’s Internet Web site (http://www.sec.gov).

The Trust’s SEC file number is 811-08039.

STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2012

THIRD AVENUE TRUST

THIRD AVENUE VALUE FUND
THIRD AVENUE SMALL-CAP VALUE FUND
THIRD AVENUE REAL ESTATE VALUE FUND
THIRD AVENUE INTERNATIONAL VALUE FUND
THIRD AVENUE FOCUSED CREDIT FUND

This Statement of Additional Information (SAI) is not a Prospectus and should be read together with the Funds’ Prospectus dated March 1, 2012. The Funds’ Annual Report to Shareholders is incorporated by reference in this SAI (is legally considered part of this SAI). A copy of the Prospectus and the Funds’ reports to shareholders may be obtained without charge by writing to the Funds at 622 Third Avenue, New York, NY 10017, or by calling the Funds at (800) 443-1021 (toll free) or (212) 888-5222.

i

GENERAL INFORMATION

This SAI is in addition to and serves to expand and supplement the current Prospectus of Third Avenue Trust (the “Trust”). The Trust is an open-end management investment company which currently consists of five separate non-diversified investment series: THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE REAL ESTATE VALUE FUND, THIRD AVENUE INTERNATIONAL VALUE FUND and THIRD AVENUE FOCUSED CREDIT FUND (each a “Fund” and collectively, the “Funds”).

The Trust was organized as a statutory trust under the laws of the state of Delaware pursuant to a Trust Instrument dated October 31, 1996. At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc. (“Third Avenue Maryland”), a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of THIRD AVENUE VALUE FUND, a series of the Trust, pursuant to a merger agreement which was approved by a majority of Third Avenue Maryland’s shareholders on December 13, 1996. Upon this merger, all assets, privileges, powers, franchises, liabilities and obligations of Third Avenue Maryland were assumed by the Trust. Except as noted herein, all information about THIRD AVENUE VALUE FUND or the Trust, as applicable, includes information about its predecessor, Third Avenue Maryland.

INVESTMENT POLICIES

The Prospectus discusses the investment objectives of the Funds and the principal investment strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize, and certain risks associated with such investments and strategies.

The Funds expect to invest in a broad range of securities and other instruments subject to each Fund’s principal investment strategy. The particular types of investments and the percentage of a Fund’s assets invested in each type will vary depending on where the Adviser, Third Avenue Management LLC (the “Adviser”), sees the most value at the time of investment. The following is a description of the different types of investments in which the Funds may invest and certain of the risks relating to those investments.

INVESTMENT IN EQUITY SECURITIES

The Funds may invest in equity securities. In selecting equity securities, the Adviser generally seeks issuing companies that exhibit the following characteristics:

(1)

A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information);

(2)	Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders;

(3)

Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics; and

(4)

Availability of the security at a market price which the Adviser believes is at a substantial discount to the Adviser’s estimate of what the issuer would be worth as a private company or as a takeover or merger and acquisition candidate.

Investing in equity securities has certain risks, including the risk that the financial condition of the issuer may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund’s shares). Equity securities are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks owned by a Fund thus may be expected to fluctuate.

In selecting preferred stocks, the Adviser will use its selection criteria for either equity securities or debt securities, depending on the Adviser’s determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer’s capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as these securities are senior to common stocks, they tend to have less possibility of capital appreciation.

Although the Adviser does not focus on market factors in making investment decisions, the Funds are, of course, subject to the vagaries of the markets.

The Funds may invest from time to time, and the Third Avenue Small-Cap Value Fund focuses its investments, in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

INVESTMENT IN DEBT SECURITIES

Each of the Funds intends its investment in debt securities to be, for the most part, in securities which the Adviser believes will provide above-average total returns, which can be generated from a combination of sources, including capital appreciation, fees and interest income. In selecting debt instruments for the Funds, the Adviser seeks the following characteristics:

1)	Reasonable covenant protection, price considered and

2)	Total return potential substantially above that of a comparable credit.

In acquiring debt securities for the Funds, the Adviser generally will look for reasonable covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Adviser will also use its best judgment as to the most favorable range of maturities. The Funds may invest in “mezzanine” issues such as non-convertible subordinated debentures.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed-income and equity securities. Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

MORTGAGE-BACKED SECURITIES

The Funds may invest in mortgage-backed securities and derivative mortgage-backed securities, but do not intend to invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Adviser believes that, under certain circumstances, many mortgage-backed securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels. The Funds intend to invest in these securities only when the Adviser believes, after analysis, that there is unlikely to be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities.

As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. See “Investment in Debt Securities.” However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund that invests in such securities may suffer significant losses.

Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for a Fund to the extent that it invests in mortgage-backed (and other real-estate related) securities. These risks are heightened in the case of mortgage-backed securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values.

Mortgage-backed securities may be issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) but also may be issued or guaranteed by other issuers, including private companies. Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship and the U.S. Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, enhanced the ability of each agency to meet its obligations. Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation or abolishment of the entities. Future legislative and regulatory action could alter the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by a Fund.

The Funds’ investments in mortgage-based securities may include those that are issued by private issuers, and, therefore, may have some exposure to subprime loans as well as to the mortgage and credit markets generally. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-backed securities. Unlike mortgage-based securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to, and having many of the same risks as, the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

COLLATERALIZED DEBT OBLIGATIONS

Each Fund may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by the U.S. government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Funds will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which these Funds cannot or will not invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based on, or reflect the passing through of, floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

None of the Funds intend to invest more than 5% of each of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

INVESTMENT IN HIGH-YIELD DEBT AND DISTRESSED SECURITIES

The Funds may invest in high-yield debt and distressed securities, which are securities rated below investment grade by some or all relevant independent rating agencies (Baa by Moody’s Investors Service, Inc. (“Moody’s”); below BBB by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Fitch Ratings (“Fitch”)) and unrated debt securities of similar credit quality, commonly referred to as “junk bonds.” See also “Investment in Debt Securities” and “Restricted and Illiquid Securities.” Such securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. The Funds also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Funds’ investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies. Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund do not intend to invest more than 35% of their total assets in high-yield debt and distressed securities. Third Avenue Focused Credit Fund invests a substantial amount of its assets in high-yield debt and distressed securities. The ratings of Moody’s, Standard & Poor’s and Fitch represent their opinions as to the credit quality of the securities they undertake to rate (see Appendix A for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, each such Fund depends on the Adviser’s credit analysis to identify investment opportunities. For the Funds, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

Before investing in any high-yield debt or distressed instruments, the Adviser will evaluate the issuer’s ability to pay interest and principal, as well as the seniority position of such debt in the issuer’s capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.

The market price and yield of bonds rated below Baa by Moody’s and below BBB by Standard & Poor’s or Fitch are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, general market liquidity, and the risk of an issuer’s inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher-yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly-leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. The Funds may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody’s of C or lower, Standard & Poor’s of C1 or lower or Fitch of B to C). In addition, these Funds may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

ZERO-COUPON AND PAY-IN-KIND SECURITIES

The Funds may invest in zero coupon and pay-in-kind (“PIK”) securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

LOANS, DIRECT DEBT AND RELATED INSTRUMENTS

The Funds may invest in loans and other direct debt instruments owed by a borrower to another party. The Funds may also from time to time make loans. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund do not intend to invest more than 35% of their total assets in loans, direct debt and related instruments. Third Avenue Focused Credit Fund invests a substantial amount of its assets in loans, direct debt and related instruments. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (“SEC”). No Fund will make loans, including loans of portfolio securities, in an amount exceeding 33 1/3% of its total assets (including such loans), except that direct investments in debt instruments (including, without limitation, high-yield bonds (commonly known as “junk bonds” or “junk debt”), bank debt, convertible bonds or preferred stock, loans made to bankrupt companies (including debtor-in-possession loans), loans made to refinance distressed companies and other types of debt instruments shall not be deemed loans for the purpose of this limitation.

Senior Loans

The Funds may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are redetermined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (LIBOR), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. The Funds invest primarily in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk. The Funds will attempt to manage these risks through ongoing analysis and monitoring of Borrowers. Senior Loans in which the Funds invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Funds’ investments in Senior Loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to significant contractual restrictions on resale and, therefore, will be illiquid.

Loan Participations and Assignments

The Funds may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” The Funds may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between a Fund and the Borrower, together with Agent Banks, are referred herein as “Intermediate Participants.”

The Funds also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between a Fund and the Borrower. A participation interest gives the relevant Fund an undivided interest in the security in the proportion that the relevant Fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower, but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the relevant Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the relevant Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the relevant Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

The Funds also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan (“Assignments”) from a third party. When a Fund purchases Assignments from Co-Lenders it will acquire direct rights against the

Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender. The Funds may have difficulty disposing of Assignments because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds’ ability to dispose of particular Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

DISTRESSED AND DEFAULTED INVESTMENTS

The Funds may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund do not intend to invest more than 35% of their total assets in distressed and defaulted investments. Third Avenue Focused Credit Fund may invest a substantial amount of its assets in distressed and defaulted investments. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which a Fund invests, a Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Funds adequately for the risks assumed.

A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Funds may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.

The Funds may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Funds to litigation risks or prevent the Funds from disposing of securities. In a bankruptcy or other proceeding, a Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Funds will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Funds will be able to successfully defend against them.

TRADE CLAIMS

The Funds may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as these Funds, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FOREIGN SECURITIES

THIRD AVENUE INTERNATIONAL VALUE FUND will, under normal market conditions, invest at least 80% of its assets (plus the amount of any borrowing for investment purposes) in securities of issuers located outside of the United States. This Fund intends to invest primarily in securities of companies based in developed countries.

THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE REAL ESTATE VALUE FUND, and THIRD AVENUE FOCUSED CREDIT FUND may invest in foreign securities investments which will have characteristics similar to those of domestic securities selected for each of these Funds. These Funds seek to avoid investing in securities in countries where there is no requirement to provide public financial information, or where the Adviser deems such information to be unreliable as a basis for analysis.

The value of a Fund’s investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of a Fund’s securities and could favorably or unfavorably affect such Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are subject to accounting and reporting requirements that differ from those applicable to United States companies and that may be less informative. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency and other restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may determine not to hedge or to hedge only partially their currency exchange rate exposure, the value of the net assets of the Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, a Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, each Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of U.S. exchanges or markets. Accordingly, each Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, the Funds may pay fixed commissions that may differ from the commissions charged in the United States. In addition, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

DEVELOPED AND EMERGING MARKETS

The Funds may invest in issuers located in both developed and emerging markets. The world’s industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world’s emerging markets generally include but are not limited to the following: Argentina, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Hungary, India, Indonesia, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Panama, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Funds’ investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Custodial services and other costs relating to investment in emerging markets are more expensive than in the United States in certain instances. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

DEPOSITARY RECEIPTS

The Funds may invest in American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively known as “Depositary Receipts”). Depositary Receipts are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their original markets and currencies. ADRs, GDRs and EDRs are subject to many of the same risks as the foreign securities to which they relate, and are considered by THIRD AVENUE INTERNATIONAL VALUE FUND to be foreign securities for the purposes of its policy of investing 80% of its assets in foreign securities.

RESTRICTED AND ILLIQUID SECURITIES

None of the Funds will purchase or otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which a Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which a Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund’s liquidity.

The Funds may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. A Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g., tax consequences) to the Fund.

INVESTMENT IN RELATIVELY NEW ISSUERS

The Funds may invest occasionally in the securities of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

TEMPORARY DEFENSIVE INVESTMENTS

When, in the judgment of the Adviser, a temporary defensive posture is appropriate, a Fund may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in such Fund’s investment objective, and might impact the Fund’s performance.

DEMAND DEPOSIT ACCOUNTS

The Funds may hold a significant portion of their cash assets in interest-bearing or non-interest-bearing demand deposit accounts (“DDAs”) at the Funds’ custodian or another depository institutional insured by the Federal Deposit Insurance Corporation (the “FDIC”). Non-interest-bearing DDAs are fully insured by the FDIC until December 31, 2013; interest-bearing DDAs are insured by the FDIC only up to $250,000. The FDIC is an independent agency of the U. S. government, and FDIC deposit insurance is backed by the full faith and credit of the U. S. government.

BORROWING

Each Fund may also make use of bank borrowing as a temporary measure for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the applicable Fund’s total assets at the time of borrowing.

INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), provided that after any purchase each Fund does not own more than 3% of such investment company’s outstanding voting stock. The Adviser will charge an advisory fee on the portion of a Fund’s assets that are invested in securities of other investment companies. Thus, shareholders will be responsible for a “double fee” on such assets, since both investment companies will be charging fees on such assets.

SIMULTANEOUS INVESTMENTS

Investment decisions for each Fund are made independently from those of the other Funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as one of the Funds, available investments will be allocated equitably to each Fund and other accounts. This procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

SECURITIES LENDING

The Funds may lend their portfolio securities to qualified institutions. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. A Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently provide that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of its total assets (including such loans). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Trust’s Board of Trustees.

A Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by its Board of Trustees. In addition, a Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

On behalf of the Funds, the Trust has entered into a master lending arrangement with JPMorgan Chase & Co. in compliance with the foregoing requirements.

RISK OF MINORITY POSITIONS AND CONTROL POSITIONS

The Funds, individually or together with other funds and accounts managed by the Adviser, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Funds or other funds and accounts managed by the Adviser obtain such a position, the Adviser may be required to make filings with the SEC concerning its holdings and it may become subject to other regulatory restrictions that could limit the ability of the Funds to dispose of their holdings at the times and in the manner the Funds would prefer. In addition, it is possible, although unlikely, that the Funds might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of business operations may be ignored.

Further, the Adviser may designate directors to serve on the boards of directors of Fund portfolio companies. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that a Fund or the Adviser is a controlling person and thus is liable for securities laws violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g., extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated directors violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Funds nor the Adviser will have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.

In addition, the Funds may incur large expenses when taking control positions and there is no guaranty that such expenses can be recouped. Also, there is no guaranty that the Funds will succeed in obtaining control positions. This could result in the Funds’ investments being frozen in minority positions and could incur substantial losses.

SHORT SALES

The Funds may, occasionally, engage in short sales. In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of the security.

COMMODITIES

The Funds may, but currently do not intend to, invest in commodities or commodity contracts and futures contracts, except in connection with derivatives transactions.

DERIVATIVES

The Funds may invest in various instruments that are commonly known as “derivatives.” The Funds may invest in derivatives for various hedging and non-hedging purposes, including to hedge against foreign currency risk. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investments, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where it believes they offer the most economic means of improving the risk/reward profile of a Fund. In most circumstances, derivatives will not be used to increase fund risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for a Fund. However, derivatives transactions typically involve greater risks than if a Fund had invested in the reference asset or obligation directly, since, in addition to general market risks, they may be subject to valuation risk, illiquidity risk, counterparty risk, credit risk and/or correlation risk. The use of derivatives for non-hedging purposes may be considered speculative.

Options on Securities

The Funds may write (sell) covered call and put options to a limited extent on their portfolio securities (covered options) in an attempt to increase income. However, in so doing the Funds may forgo the benefits of appreciation on securities sold pursuant to the call options or may pay more than the market price on securities acquired pursuant to put options.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, the Fund must sell the security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by a Fund is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the Fund’s obligations. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund realizes income in the amount of the premium received for writing the option. If the put option is exercised, the

Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate or cover its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Fund realizes a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, respectively, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction for an option it has written, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) and the deferred credit related to such option is eliminated. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written are segregated on the books of the Fund’s custodian.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option entitles the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increases above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remains at or below the exercise price during the option period.

A Fund normally purchases put options in anticipation of a decline in the market value of securities in its Fund (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s holdings. Put options also may be purchased by a Fund for the purpose of benefiting from a decline in the price of securities which a Fund does not own. A Fund ordinarily recognizes a gain if the value of the securities decreases below the exercise price sufficiently to cover the premium and recognizes a loss if the value of the securities does not sufficiently decline. Gains and losses on the purchase of protective put options tend to be offset by countervailing changes in the value of any underlying Fund securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Fund may engage in over-the-counter options (“OTC Options”) transactions with broker-dealers who make markets in these options. The ability to terminate OTC Options positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Fund enters into such options transactions under the general supervision of the Fund’s Trustees. Unless the Trustees conclude otherwise, the Fund intends to treat OTC Options and the assets used to “cover” OTC Options as not readily marketable and therefore subject to the Fund’s 15% limitation on investment in illiquid securities.

Options on Securities Indices

In addition to options on securities, the Funds may purchase and write (sell) call and put options on securities indices. Such options will be used for the purposes described above under “Options on Securities.”

Options on stock indices are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices is subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

A Fund may, to the extent allowed by federal securities laws, invest in securities indices instead of investing directly in individual foreign securities. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate Fund securities to meet settlement obligations.

Options on Foreign Securities Indices. The Funds may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Funds may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options.

To the extent permitted by U.S. federal securities laws, a Fund may invest in options on foreign stock indices in lieu of direct investment in foreign securities. A Fund may also use foreign stock index options for hedging purposes.

Futures Contracts and Options on Futures Contracts

The successful use of futures contracts and options thereon draws upon the Adviser’s skill and experience with respect to such instruments and usually depends on the Adviser’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodities Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations.

The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or securities as a deposit payment (initial margin). The initial margin deposits are set by exchanges and may range between 1% and 10% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund provides or receives cash that reflects any decline or increase in the contract’s value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund incurs brokerage fees when it enters into futures contracts.

Except for futures contracts that are cash settled by their terms or as a result of arrangements entered into on behalf of a Fund with its futures brokers, the Funds must segregate at their custodian an amount of liquid assets equal to the aggregate potential contractual obligation in the contract. Other segregation requirements apply to cash settled futures or such other arrangements.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

Futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if the Adviser’s investment judgment about the general direction of the index or other thing underlying the contract is incorrect, the overall performance of the Fund would be poorer than if they had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its Fund and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Domestic and Foreign Securities Indices. The Funds may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Options on Futures Contracts. The Funds may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when a Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on Fund securities. For example, a Fund may purchase a put option on an interest rate sensitive futures contract to hedge its Fund against the risk of a decline in the prices of debt securities due to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of Fund securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund incurs a loss which is reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its Fund securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of Fund securities.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Swap Transactions

Swap agreements are over-the-counter contracts in which each party agrees to make a periodic interest payment based on a reference asset or other value or the value of an asset in return for a periodic payment from the other party based on a different asset or value. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a reference asset or obligation. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Swap agreements will tend to shift investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements or otherwise affect how swaps are transacted. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), will result in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules proposed by the CFTC or SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the fund to enter into certain types of derivative transactions.

Credit Default Swaps. Each Fund may enter into credit default swap agreements and similar agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Equity Swaps. In an equity swap agreement one party typically makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying equity security or securities or an index of equity securities. Some equity swaps may involve both parties’ return being based on equity securities and/or indexes.

Swaptions

The Funds may enter into swap options, which are contracts (sometimes called “swaptions”) that give a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are over-the-counter contracts in which each party agrees to make a periodic interest payment based on an index, rate or the value of an asset in return for a periodic payment from the other party based on a different index, rate or asset. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (including securities, indices, interest rates, currencies or commodities (“reference asset”)). The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of “basket” of securities or a particular dollar amount invested at a particular interest rate or in a particular foreign currency. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes (sells) a swaption, upon exercise of the swaption, the Fund will become obligated according to the terms of the underlying previously agreed upon swap agreement, and may be obligated to pay an amount of money that exceeds the sum of the value of the premium that it received for writing (selling) the swaption plus the value that it received pursuant to the terms of the underlying swap. In addition, the Funds bear the market risk arising from any change in the value of the reference asset. Entering into a swaption contract involves, to varying degrees, the elements of risks associated with both option contracts and swap contracts.

As with other options on securities, indices, interest rates, currencies or commodities, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other direct investments in the reference asset for the swap or other standardized, exchange traded options and futures contracts. Such risks include operational, liquidity, valuation, credit and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). While the Funds may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for a Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market segregation or collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between a Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, a Fund’s use of swaptions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in the relevant markets or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct.

CURRENCY EXCHANGE TRANSACTIONS

Because each Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, each Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Each Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

FORWARD CURRENCY EXCHANGE CONTRACTS

Each Fund may enter into foreign currency exchange contracts. A forward currency exchange contract (forward contract) is an obligation by a Fund to purchase or sell a specific currency at a future date. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward contract may not have a deposit requirement and may be traded at a net price without commission. A Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a Fund position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser’s long-term investment decisions, a Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of marketmovements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated fund securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and this will limit the Fund’s ability to use such contracts to hedge or cross-hedge its assets. The Funds’ cross hedges would generally entail hedging one currency to minimize or eliminate the currency risk of another, correlated currency. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue.

Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which a Fund’s assets that are the subject of such cross-hedges are denominated.

OPTIONS ON FOREIGN CURRENCIES

Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which fund securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its Fund which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, a Fund may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Adviser anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of Fund securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option constitutes only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.

A Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in a currency other than the currency underlying the option but which is expected to move similarly. In such circumstances, a Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. A Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Fund’s ability to terminate OTC Options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Each Fund intends to treat OTC Options as not readily marketable and therefore subject to the Fund’s 15% limit on illiquid securities.

INVESTMENT RESTRICTIONS

For the benefit of shareholders, each Fund has adopted the following restrictions, which are FUNDAMENTAL policies and thus, together with the investment objectives of Third Avenue Value Fund, Third Avenue Small-Cap Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund, cannot be changed without the approval of a majority of such Fund’s outstanding voting securities.*

The following investment restrictions apply to each Fund. No Fund may:

1.

Borrow money or pledge, mortgage or hypothecate any of its assets except that each Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of such Fund’s total assets when the borrowing is made. In no circumstances will the Funds pledge any of their assets in excess of the amount permitted by law.

2.

Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities or sale of its own securities, it may technically be deemed to be an underwriter under certain securities laws.

3.	Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

4.	Issue any senior security (as defined in the 1940 Act). Borrowings permitted by Item 1 above are not senior securities.

5.

Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same industry or similar trades or businesses, or related trades or businesses.

6.

Invest 25% or more of the value of its total assets in any one industry, except that Third Avenue Real Estate Value Fund will invest more than 25% of its total assets in the real estate industry or related industries or that own significant real estate assets at the time of investment, and further provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry for the Third Avenue Focused Credit Fund.

In addition, the Third Avenue Focused Credit Fund may not:

7.

Make loans of money or other property, except that the Fund may acquire debt obligations of any type (including through direct extensions of credit), enter into repurchase agreements and lend portfolio assets.

8.	Purchase commodities or commodities contracts if such purchase would result in regulation of the Fund as a commodity pool or commodity pool operator.

9.

Purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate, interests in real estate obtained upon foreclosure or other transaction relating to a security or other instrument held by the Fund and securities issued by companies that invest in real estate.

As a FUNDAMENTAL policy, each of Third Avenue Value Fund, Third Avenue Small-Cap Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund reserves the ability to make loans or to invest in commodities, real estate or interests in real estate without limitation, and each of these Funds expects to make such loans and investments from time to time in accordance with applicable law, including the lending of portfolio securities, making or purchasing interests in commercial loans, investments in commodities for hedging purposes and investments in partnership and other interests in real estate.

The Funds are required to comply with the above fundamental investment restrictions applicable to them only at the time the relevant action is taken. A Fund is not required to liquidate an existing position solely because a change in the market value of an investment, or a change in the value of the Fund’s net or total assets that causes it not to comply with the restriction at a future date.** A Fund will not purchase any portfolio securities while any borrowing exceeds 5% of its total assets and will not pledge in excess of one-third of its assets to secure any such borrowings.

As a NON-FUNDAMENTAL policy, under normal circumstances, each of Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund will invest at least 80% of its net assets and any borrowing for investment purposes (measured at the time of investment) in securities of the type suggested by its name. None of these Funds will change its policy in this regard prior to providing its shareholders with at least 60 days’ advance notice.

*

As used in this SAI as to any matter requiring approval of a “majority of the outstanding voting securities” of a Fund (or class, as the case may be) means the vote at a shareholder meeting of (i) 67% or more of the voting securities of the Fund (or class, as the case may be) present or represented, if the holders of more than 50% of the outstanding voting securities of the Fund (or class, as the case may be) are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or class, as the case may be), whichever is less.

**

In the unlikely event that borrowings exceeds one-third of a Fund’s assets at any time, the Adviser would take steps to reduce borrowings below this level within three days (not including Sundays and holidays). Also, should illiquid assets ever exceed 15% of a Fund’s net assets, the Adviser would work with the Board to determine the appropriate steps and timeframe for alleviating such excess.

MANAGEMENT OF THE TRUST

Board of Trustees of the Trust

Board’s Oversight Role in Management. The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board interacts with and receives reports from senior personnel of the Adviser, including the Chief Financial Officer, General Counsel, Chief Compliance Officer (for the Trust and the Adviser), and each portfolio manager. The Board’s audit committee (which consists of three Independent Trustees (as defined below)) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Trust. In addition, the Adviser and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. The Board also receives reports from counsel to the Trust and the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Trust’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Adviser (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, a majority of the Trust’s Trustees are Independent Trustees. The Chairman of the Board is an interested person of the Trust, and the Independent Trustees have designated a lead Independent Trustee who chairs executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The lead independent Trustee is in frequent contact with senior personnel of the Adviser, including the Chief Executive Officer (who also serves as Trustee of the Trust), the Chief Financial Officer, the General Counsel, and the Chief Compliance Officer. The Board has determined that its leadership structure, in which the Independent Trustees have designated a lead Independent Trustee to function as described above, is appropriate in light of the services that the Adviser and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills. Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Trust’s and the Adviser’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Each Trustee has been a Board member of the Trust for at least nine years. Several of the Trustees also serve on the boards of other fund complexes. Additional information about each Trustee is included in the table that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees.

Each of the Trustees oversees six mutual funds in the Fund Complex (defined below) that are advised by the Funds’ Adviser. The Fund Complex includes one portfolio in the Third Avenue Variable Series Trust and five portfolios in the Third Avenue Trust (the “Fund Complex”).

Correspondence intended for any Interested Trustee, Independent Trustee, Advisory Member of the Trust, or Principal Trust Officer who is not a Trustee can be sent to Secretary of Third Avenue Trust, c/o Third Avenue Management, LLC, 622 Third Avenue, 32nd Floor, New York, NY, 10017.

Interested Trustees

NAME, DATE OF BIRTH & ADDRESS	POSITION(S) HELD WITH REGISTRANT	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE	OTHER EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS

MARTIN J. WHITMAN** DOB: 9/1924 622 Third Avenue New York, NY 10017	Trustee since 11/90 and Chairman (7/99 to Present)

Chairman (3/90 to Present) of Third Avenue Trust; Chairman (7/99 to Present) of Third Avenue Variable Series Trust; Co-Chief Investment Officer (2003 to 2010) Third Avenue Management LLC; CEO, President and Director (10/74 to Present) of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co. Inc.) (private investment company); Distinguished Management Fellow (1972 to 2007) of the Yale School of Management at Yale University; Chartered Financial Analyst.

Director (1991 to 2011) of Nabors Industries, Inc. (international oil drilling services).

Founder of Third Avenue Management, LLC, adjunct professor at Columbia University (2011 to Present), significant experience teaching finance at the university level, has written several books on investment theory.

DAVID M. BARSE** DOB: 6/1962 622 Third Avenue New York, NY 10017	President (7/99 to Present), Trustee (9/01 to Present) and CEO (9/03 to Present)

President (5/98 to Present), Trustee (9/01 to Present), CEO (9/03 to Present) of Third Avenue Trust; President (7/99 to Present), Trustee (9/01 to Present) and CEO (9/03 to Present) of Third Avenue Variable Series Trust; CEO (4/03 to Present), President (2/98 to Present), Third Avenue Management LLC; CEO (7/99 to Present), President (6/95 to Present), Director (1/95 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC (registered broker-dealer); President of other funds advised by Third Avenue Management LLC (6/99 to Present)

Director (7/96 to Present) of Covanta Holding Corp. (utilities/ waste management.); Trustee (3/01 to Present) of Manifold Capital Holdings, Inc. (credit enhancement) and Trustee of Brooklyn Law School.

Chief Executive Officer of Third Avenue Management LLC, former practicing attorney

Independent Trustees

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE	OTHER EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS

JACK W. ABER DOB: 9/1937	Trustee since 8/02	Professor of Finance of Boston University School of Management (1972 to Present); Trustee of Third Avenue Trust (8/02 to Present).	Trustee, The Managers Funds (1999 to Present) (41 portfolios) and Trustee, Appleton Growth Fund (2001 to present), and Trustee, Aston Funds (2010 to Present) (26 portfolios).	Currently professor of finance; audit committee financial expert (as defined by the SEC).

WILLIAM E. CHAPMAN, II DOB: 9/1941	Trustee since 8/02

President and Owner, (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm); part-time employee delivering retirement and investment education seminars (1/00 to 11/09) for Hewitt Associates, LLC (consulting firm).

Trustee, The Managers Funds (1999 to Present) (41 portfolios) and Director, Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios), Trustee, Aston Funds (2010 to Present) (26 portfolios), Trustee (5/02 to Present) of Bowdoin College; Trustee of Third Avenue Trust (8/02 to Present); Director, The Mutual Fund Directors Forum (2010 to Present); Director, Sarasota Memorial Healthcare Foundation (2011 to Present).

Executive experience with several financial services firms; serves as an independent chairman for other mutual funds.

LUCINDA FRANKS DOB: 7/1946	Trustee since 7/99	Journalist and Author (1969 to Present).	Trustee of Third Avenue Trust (2/98 to Present).	Significant experience as writer/reporter/correspondent for several major news organizations, has taught at several universities.

EDWARD J. KAIER DOB: 9/1945	Trustee since 8/02	Partner (7/07 to Present) at Teeters Harvey Gilboy & Kaier LLP (law firm); Partner (1977 to 7/07) at Hepburn Willcox Hamilton & Putnam (law firm).	Trustee, The Managers Funds (1999 to Present) (41 portfolios); Trustee, Aston Funds (2010 to Present) (26 portfolios); Trustee of Third Avenue Trust (8/02 to Present).	Practicing attorney; serves as an audit committee chairman for other mutual funds.

MARVIN MOSER, M.D. DOB: 1/1924	Trustee since 7/99	Clinical Professor of Medicine (1984 to Present) at Yale University School of Medicine; President of Hypertension Education Foundation (1977 to Present).	Director, Comprehensive Clinical Development (research and pharmaceutical site management company) (2002 to Present), Trustee or Director of Third Avenue Trust or its predecessor (11/94 to Present).	Significant experience as a senior professional and university professor.

ERIC RAKOWSKI DOB: 6/1958	Trustee since 8/02	Professor (1990 to Present) at University of California at Berkeley School of Law.

Director, The Managers Funds (1999 to Present) (41 portfolios) and Director, Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios), Trustee, Aston Funds (2010 to Present)(26 portfolios); Trustee of Third Avenue Trust (8/02 to Present).

Former practicing attorney; currently professor of law.

MARTIN SHUBIK DOB: 3/1926	Trustee since 7/99	Seymour H. Knox Professor (1975 to 2007) of Mathematical Institutional Economics, Yale University; Emeritus (2007 to Present).	Trustee or Director of Third Avenue Trust or its predecessor (11/90 to Present).	Significant experience as a senior university professor.

CHARLES C. WALDEN DOB: 7/1944	Trustee since 7/99 Lead Independent Trustee 2007 to present

President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Executive Vice- President - Investments and Chief Investment Officer (1973 to 1/07) of Knights of Columbus (fraternal benefit society selling life insurance and annuities); Chartered Financial Analyst.

			Director, Special Opportunities Fund, Inc. (2009 to Present), Trustee or Director of Third Avenue Trust or its predecessor (5/96 to Present).	Previous experience on non-profit investment committees, experience as audit committee chairman.

*	Each Trustee serves until his or her successor is duly elected and qualified.

**	Messrs. Whitman and Barse are “interested Trustees” of the Trust due to their employment with and indirect ownership interests in the Adviser and the Portfolio’s distributor, M.J. Whitman LLC.

Advisory Member

NAME, DATE OF BIRTH & ADDRESS	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

PHYLLIS W. BECK* DOB: 10/1927	Advisory Member	Advisory Member since 8/02		N/A

*	Phyllis W. Beck is the sister of Martin J. Whitman, Chairman of the Board of Trustees of the Trust.

Principal Trust Officers Who Are Not Trustees

NAME, AGE & ADDRESS	POSITION(S) HELD WITH REGISTRANT	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY OFFICER

VINCENT J. DUGAN DOB: 9/1965 622 Third Avenue New York, NY 10017	Treasurer and CFO

Treasurer and Chief Financial Officer (CFO) (9/04 to Present) of Third Avenue Trust; Treasurer and CFO (9/04 to Present) of Third Avenue Variable Series Trust; Chief Operating Officer (COO) and CFO (8/04 to Present) of Third Avenue Management LLC; COO and CFO (8/04 to Present) of Third Avenue Holdings Delaware LLC; COO and CFO (8/04 to Present) of M.J. Whitman LLC and subsidiaries; COO and CFO (8/04 to Present) of certain other funds advised by Third Avenue Management LLC (8/04 to Present)

N/A

W. JAMES HALL III DOB: 7/1964 622 Third Avenue New York, NY 10017	General Counsel

General Counsel and Secretary (6/00 to Present) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its successor, Third Avenue Management LLC; General Counsel and Secretary (5/00 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).

N/A

JOSEPH REARDON DOB: 4/1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer (4/05 to Present) of Third Avenue Trust, Third Avenue Variable Series Trust, and Third Avenue Management LLC.	N/A

MICHAEL BUONO DOB: 5/1967 622 Third Avenue New York, NY 10017	Controller	Controller (5/06 to Present) of Third Avenue Trust, Third Avenue Variable Series Trust, Third Avenue Management LLC and M.J. Whitman LLC and subsidiaries.	N/A

The Board of Trustees has also established three additional committees, Audit, Valuation and Fair Value. The Audit Committee consists of Messrs. Walden, Aber and Shubik. The Audit Committee is directly responsible for the selection, compensation, retention and oversight of the work of the Trust’s independent auditors. During the fiscal year ended October 31, 2011, the Audit Committee held four meetings. The Valuation Committee is composed of the Trust’s President, Chief Financial Officer, Controller and General Counsel, and the Fair Value Committee is composed of all Independent Trustees of the Trusts. These Committees will assist the Board in establishing valuation policies, in providing direction to the Adviser regarding the principles of valuing certain securities or types of securities, and in reviewing valuations determined by the Adviser. The Valuation Committee and a member of the Fair Value Committee meet or confer as needed between Board meetings.

The Trust and Third Avenue Variable Series Trust pay each Independent Trustee an annual retainer of $65,000 for service to the Fund Complex. The Trust pays, together with Third Avenue Variable Series Trust, each Independent Trustee a fee of $5,000 for each meeting of the Fund Complex of the Board of Trustees that he or she attends, in addition to reimbursing Independent Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. If a special Board meeting is required, each Independent Trustee will receive a fee of $2,500. The lead Independent Trustee will receive a supplemental annual retainer of $12,000. The Trustees on the Audit Committee receive $2,000 for each meeting they attend, and the Audit Committee Chairman will receive a supplemental $6,000 retainer. The Trust and Third Avenue Variable Series Trust each bear the Trustees’ fees and expenses in proportion to the percentage of aggregate net assets represented by each. Trustees do not receive any pension or retirement benefits.

For the fiscal year ended October 31, 2011, the aggregate amount of compensation paid to each Trustee by the Trust and the Fund Complex is listed below.

COMPENSATION TABLE

NAME AND POSITION HELD	AGGREGATE COMPENSATION FROM THE TRUST FOR FISCAL YEAR ENDED OCTOBER 31, 2011*	TOTAL COMPENSATION FROM THE FUND COMPLEX (INCLUDING THE TRUST) PAID TO TRUSTEES FOR FISCAL YEAR ENDED OCTOBER 31, 2011*

Martin J. Whitman, Chairman	$0	$0
David M. Barse, President and CEO	$0	$0
Jack W. Aber, Trustee	$95,097	$97,000
William E. Chapman, II, Trustee	$83,331	$85,000
Lucinda Franks, Trustee	$83,331	$85,000
Edward J. Kaier, Trustee	$83,331	$85,000
Marvin Moser, Trustee	$83,331	$85,000
Eric Rakowski, Trustee	$83,331	$85,000
Martin Shubik, Trustee	$89,211	$91,000
Charles C. Walden, Trustee	$100,975	$103,000

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $14,872 for all Independent Trustees as a group.

TRUSTEE SHARE OWNERSHIP

The following chart provides information about each Trustee’s share ownership in the Funds and the Third Avenue Variable Series Trust as of December 31, 2011:

INDEPENDENT TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN THE FUND COMPLEX

Jack W. Aber	Third Avenue Value Fund - $50,001-100,000	over $100,000
Third Avenue Small-Cap Value Fund - $10,001-50,000
Third Avenue Real Estate Value Fund - $10,001-50,000
Third Avenue International Value Fund - $50,001-100,000
Third Avenue Focused Credit Fund - $10,001-50,000

William E. Chapman, II	Third Avenue Value Fund - over $100,000	over $100,000
Third Avenue Small-Cap Value Fund - $50,001-100,000
Third Avenue Real Estate Value Fund - $50,001-100,000
Third Avenue International Value Fund - over $100,000
Third Avenue Focused Credit Fund - $50,001-100,000

Lucinda Franks	Third Avenue Value Fund - $10,001-50,000	$50,001 -$100,000
Third Avenue Small-Cap Value Fund - $1-10,000
Third Avenue Real Estate Value Fund - $1-10,000
Third Avenue International Value Fund - $0
Third Avenue Focused Credit Fund - $0

Edward J. Kaier	Third Avenue Value Fund - $10,001-50,000	over $100,000
Third Avenue Small-Cap Value Fund - $1-10,000

Third Avenue Real Estate Value Fund - $10,001-50,000
Third Avenue International Value Fund - $10,001-50,000
Third Avenue Focused Credit Fund - $10,001-50,000

Marvin Moser	Third Avenue Value Fund - over $100,000	over $100,000
Third Avenue Small-Cap Value Fund - over $100,000
Third Avenue Real Estate Value Fund - over $100,000
Third Avenue International Value Fund - over $100,000
Third Avenue Focused Credit Fund - $0

Eric Rakowski	Third Avenue Value Fund - $0	over $100,000
Third Avenue Small-Cap Value Fund - $0
Third Avenue Real Estate Value Fund - $10,001-50,000
Third Avenue International Value Fund - $10,001-50,000
Third Avenue Focused Credit Fund - $50,001-100,000

Martin Shubik	Third Avenue Value Fund - over $100,000	over $100,000
Third Avenue Small-Cap Value Fund - $0
Third Avenue Real Estate Value Fund - over $100,000
Third Avenue International Value Fund - $0
Third Avenue Focused Credit Fund - $0

Charles C. Walden	Third Avenue Value Fund - over $100,000	over $100,000
Third Avenue Small-Cap Value Fund - $50,001-100,000
Third Avenue Real Estate Value Fund - $50,001-100,000
Third Avenue International Value Fund - $10,001 - 50,000
Third Avenue Focused Credit Fund - over $100,000

INTERESTED TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN THE FUND COMPLEX

Martin J. Whitman	Third Avenue Value Fund - over $100,000	over $100,000
Third Avenue Small-Cap Value Fund - over $100,000
Third Avenue Real Estate Value Fund - over $100,000
Third Avenue International Value Fund - over $100,000

David M. Barse	Third Avenue Value Fund - over $100,000	over $100,000
Third Avenue Small-Cap Value Fund - over $100,000
Third Avenue Real Estate Value Fund - over $100,000
Third Avenue International Value Fund - over $100,000

PRINCIPAL STOCKHOLDERS

The following persons owned of record, or were known to the Trust to beneficially own, 5 percent or more of the outstanding common stock of THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE REAL ESTATE VALUE FUND, THIRD AVENUE INTERNATIONAL VALUE FUND, AND THE THIRD AVENUE FOCUSED CREDIT FUND as of February 1, 2012:

THIRD AVENUE VALUE FUND INSTITUTIONAL CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE VALUE FUND INSTITUTIONAL CLASS

Charles Schwab & Co., Inc.(1)	27.78%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.(2)	19.28%
Omnibus Recon Dept./Mutual Fund 5th FL
P.O. Box 3908
New York, NY 10008-3908

THIRD AVENUE VALUE FUND INVESTOR CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE VALUE FUND INVESTOR CLASS

National Financial Services Corp. (2)	32.87%
Omnibus Recon Dept./Mutual Fund 5th FL
P.O. Box 3908
New York, NY 10008

Charles Schwab & Co., Inc. (1)	25.05%
101 Montgomery Street
San Francisco, CA 94104

Pershing LLC (2)	5.03%
1 Pershing Plaza
Jersey City, NJ 07399

THIRD AVENUE SMALL-CAP VALUE FUND INSTITUTIONAL CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE SMALL-CAP VALUE FUND INSTITUTIONAL CLASS

Charles Schwab & Co., Inc. (1)	29.24%

101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp. (2)	20.78%
Omnibus Recon Dept./Mutual Fund 5th FL
P.O. Box 3908
New York, NY 10008-3908

THIRD AVENUE SMALL-CAP VALUE FUND INVESTOR CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE SMALL-CAP VALUE FUND INVESTOR CLASS

National Financial Services Corp. (2)	36.11%
Omnibus Recon Dept./Mutual Fund 5th FL
P.O. Box 3908
New York, NY 10008-3908

Charles Schwab & Co., Inc. (1)	30.29%
101 Montgomery Street
San Francisco, CA 94104

Pershing LLC (2)	8.68%
1 Pershing Plz
Jersey City, NJ 07399-0001

THIRD AVENUE REAL ESTATE VALUE FUND INSTITUTIONAL CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE REAL ESTATE VALUE FUND INSTITUTIONAL CLASS

Charles Schwab & Co., Inc. (1)	29.36%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp. (2)	20.71%
Omnibus Recon Dept./Mutual Fund 5th FL
P.O. Box 3908
New York, NY 10008-3908

Lauer & Co	6.59%
Attn Marie Knuttel
PO Box 58997
Philadelphia, PA 19102-8997

THIRD AVENUE REAL ESTATE VALUE FUND INVESTOR CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE REAL ESTATE VALUE FUND INVESTOR CLASS

National Financial Services Corp. (2)	33.75%
Omnibus Recon Dept./Mutual Fund 5th FL
P.O. Box 3908
New York, NY 10008-3908

Charles Schwab & Co., Inc. (1)	24.25%
101 Montgomery Street
San Francisco, CA 94104

Pershing LLC (2)	11.06%

1 Pershing Plz
Jersey City, NJ 07399-0001

TD Ameritrade Inc for the Exclusive Benefit of Our Clients (2)	5.68%
PO Box 2226
Omaha, NE 68103-2226

THIRD AVENUE INTERNATIONAL VALUE FUND INSTITUTIONAL CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE INTERNATIONAL VALUE FUND INSTITUTIONAL CLASS

National Financial Services Corp.(2)	34.18%
Omnibus Recon Dept./Mutual Fund 5th FL
P.O. Box 3908
New York, NY 10008-3908

Charles Schwab & Co., Inc. (1)	33.37%
101 Montgomery Street
San Francisco, CA 94104

THIRD AVENUE INTERNATIONAL VALUE FUND INVESTOR CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE INTERNATIONAL VALUE FUND INVESTOR CLASS

Charles Schwab & Co., Inc. (1)	50.69%
101 Montgomery Street
San Francisco, CA 94104

TD Ameritrade Inc for the Exclusive Benefit of Our Clients (2)	14.99%
PO Box 2226
Omaha, NE 68103-2226

National Financial Services Corp. (2)	14.45%
Omnibus REC Dept. Mutual Fund 5th Floor
PO Box 3908
New York, NY 10008-3908

THIRD AVENUE FOCUSED CREDIT FUND INSTITUTIONAL CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE FOCUSED CREDIT FUND INSTITUTIONAL CLASS

Charles Schwab & Co., Inc. (1)	38.93%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp. (2)	15.60%

Omnibus Recon Dept./Mutual Fund 5th FL
P.O. Box 3908
New York, NY 10008-3908

Merrill Lynch Pierce Fenner & Smith (2)	14.74
For Exclusive Benefit of Customers
4800 Deer Lake Dr E
Jacksonville, FL 32246-6484

THIRD AVENUE FOCUSED CREDIT FUND INVESTOR CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE FOCUSED CREDIT FUND INVESTOR CLASS

Charles Schwab & Co., Inc. (1)	17.56%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp. (2)	13.50%
Omnibus Recon Dept./Mutual Fund 5th FL
P.O. Box 3908
New York, NY 10008-3908

(1)

Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Funds, and also holds shares for the benefit of its clients.

(2)	National Financial Services Corp., Pershing LLC, TD Ameritrade Inc. and Merrill Lynch Pierce Fenner & Smith are broker-dealers holding shares for the benefit of their respective clients.

As of February 1, 2012, the officers and Trustees of the Funds owned, in the aggregate, less than 1% of each of the Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund.

INVESTMENT ADVISER

The investment adviser to the Trust is Third Avenue Management LLC. The parent company of the Adviser is Third Avenue Holdings Delaware LLC, which is majority owned by Affiliated Managers Group, Inc. (“AMG”), and the remaining portion is owned by the senior management of the Adviser, including key employees of the Adviser, and the children of Martin J. Whitman. AMG is a holding company that holds interests in several investment management firms. The day-to-day activities of the Adviser, including all investment advice, are managed by the Adviser’s senior management.

The following individuals are affiliated persons of both the Trust and the Adviser:

NAME	CAPACITY WITH TRUST	CAPACITY WITH ADVISER

Martin J. Whitman	Chairman	Chairman and Portfolio Manager
David M. Barse	President and CEO	President and CEO
Vincent J. Dugan	Treasurer and CFO	COO and CFO
W. James Hall	General Counsel and Secretary	General Counsel and Secretary
Joseph J. Reardon	Chief Compliance Officer	Chief Compliance Officer
Michael A. Buono	Controller	Controller

The Adviser or its affiliates pay certain costs of marketing the Funds out of their own resources. The Adviser or its affiliates may also share with third party financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Adviser or its affiliates may also pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other administrative, shareholder or distribution-related services. These payments are in addition to any fees that may be paid by the Funds for these types or other services.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may result in the Funds having greater access to such parties and their customers than would be the case if no payments were paid. These payment arrangements will not change the price an investor pays for shares of any class of a Fund or the amount that a Fund receives to invest on behalf of the investor.

You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of any class of a Fund through any intermediary.

INVESTMENT ADVISORY AGREEMENT

The investment advisory services of the Adviser are furnished to each of the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser supervises and assists in the management of the Trust, provides investment research and research evaluation, and arranges for execution of the Funds’ purchase and sale of securities and other assets. The Adviser is responsible for selecting brokers and obtaining best execution in placing portfolio transactions with brokers and dealers (see “Portfolio Trading Practices” discussed below). The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of the Adviser and pays the compensation of officers of the Trust.

All other expenses incurred in the operation of the Funds and the continuous offering of their shares, including taxes, fees and commissions, bookkeeping expenses, fund employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of outside Trustees are borne by the Trust. Any expense which cannot be allocated to a specific Fund will be allocated to all of the Funds based on their relative net asset values on the date the expense is incurred. From time to time, the Adviser may defer or waive receipt of its fees and/or assume certain expenses of a Fund and its classes, which would have the effect of lowering the expense ratio of the classes of the Fund and increasing return to investors.

The Advisory Agreement for each of the Funds will continue in effect from year to year if approved annually by the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Fund, and by vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated at any time without penalty, upon 60 days’ written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

For the investment advisory services provided by the Adviser, the Funds pay the Adviser a monthly fee at an annual rate of average daily net assets in each Fund as listed below.

Fund	Management Fee Rate

Third Avenue Value Fund	0.90%
Third Avenue Small-Cap Value Fund	0.90%
Third Avenue Real Estate Value Fund	0.90%
Third Avenue International Value Fund	1.25%
Third Avenue Focused Credit Fund	0.75%

The Adviser has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to the percentages listed below of the average daily net assets of each Class of each Fund, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Cap Agreement”).

Fund	Institutional Class	Investor Class

Third Avenue Value Fund	1.15%	1.40%
Third Avenue Small-Cap Value Fund	1.15%	1.40%
Third Avenue Real Estate Value Fund	1.15%	1.40%
Third Avenue International Value Fund	1.40%	1.65%
Third Avenue Focused Credit Fund	0.95%	1.20%

For the fiscal years ended October 31, 2009*, 2010 and 2011, the management fees payable by each Fund, the amounts waived (and reimbursed), by the Investment Manager and the net fees paid to the Investment Manager were as follows:

Fund	Fee Payable For Fiscal Year Ended October 31, 2009	Fee Payable For Fiscal Year Ended October 31, 2010	Fee Payable For Fiscal Year Ended October 31, 2011

Third Avenue Value Fund	$43,499,659	$47,651,440	$41,272,886
Third Avenue Small-Cap Value Fund	$10,527,195	$10,408,126	$8,955,637
Third Avenue Real Estate Value Fund	$9,942,049	$13,688,671	$15,983,431
Third Avenue International Value Fund	$13,600,017	$17,616,629	$18,832,280
Third Avenue Focused Credit Fund	$198,311	$5,281,680	$8,376,215

Fund	Reduction/Recovery in Fee For Fiscal Year Ended October 31, 2009	Reduction/Recovery in Fee For Fiscal Year Ended October 31, 2010	Reduction/Recovery in Fee For Fiscal Year Ended October 31, 2011

Third Avenue Value Fund	$0	($2,441,488)	$912,721
Third Avenue Small-Cap Value Fund	$0	($140,016)	$115,336
Third Avenue Real Estate Value Fund	$0	($492,298)	$492,298
Third Avenue International Value Fund	($427,922)	($1,525,043)	($582,479)
Third Avenue Focused Credit Fund	($52,039)	$52,039	$0

Fund	Net Fee Paid For Fiscal Year Ended October 31, 2009	Net Fee Paid For Fiscal Year Ended October 31, 2010	Net Fee Paid For Fiscal Year Ended October 31, 2011

Third Avenue Value Fund	$43,499,659	$45,209,952	$42,185,607
Third Avenue Small-Cap Value Fund	$10,527,195	$10,268,110	$9,070,973
Third Avenue Real Estate Value Fund	$9,942,049	$13,196,373	$16,475,729
Third Avenue International Value Fund	$13,172,095	$16,091,586	$18,249,801
Third Avenue Focused Credit Fund	$146,272	$5,333,719	$8,376,215

* Third Avenue Focused Credit Fund commenced operations on August 31, 2009.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2011, Ian Lapey managed or was a member of the management team for the following accounts (other than the Third Avenue Value Fund):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	4	$1,524 m	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	6	$548 m	None	None

Other Accounts	None*	None	None	None

*	Ian Lapey manages 4 accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of October 31, 2011, Curtis R. Jensen managed or was a member of the management team for the following accounts (other than the Third Avenue Small-Cap Value Fund):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	5	$1,961 m	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	1	$7 m	None	None

Other Accounts	None*	None	None	None

*	Curtis R. Jensen manages 3 accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of October 31, 2011, Michael Winer managed or was a member of the management team for the following accounts (other than the Third Avenue Real Estate Value Fund):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	None	None	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	4	$110 m	1	$86 m

Other Accounts	None*	None	None	None

*	Mr. Winer also manages 2 accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of October 31, 2011, Jason Wolf managed or was a member of the management team for the following accounts (other than the Third Avenue Real Estate Value Fund):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	None	None	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	4	$110 m	1	$86 m

Other Accounts	None*	None	None	None

*	Mr. Wolf also manages 5 accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of October 31, 2011, Amit Wadhwaney managed or was a member of the management team for the following accounts (other than the Third Avenue International Value Fund):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	1	$274 m	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	6	$662 m	2	$372 m

Other Accounts	None*	None	None	None

*	Mr. Wadhwaney also manages 3 accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of October 31, 2011, Matthew Fine managed or was a member of the management team for the following accounts (other than the Third Avenue International Value Fund):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	None		None	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	None		None	None	None

Other Accounts		*	None	None	None

*	Mr. Fine also manages 4 accounts totaling less than $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of October 31, 2011, Thomas Lapointe managed or was a member of the management team for the following accounts (other than the Third Avenue Focused Credit Fund):

Type of Account	Number of Accounts		Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	None		None	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	1		$6 m	None	None

Other Accounts	None	*	None	None	None

*	Mr. Lapointe also manages 6 accounts totaling less than $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

Many, but not all, of the other accounts managed by portfolio managers of the Funds have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from management of the investments of the Funds and the investments of other accounts include the portfolio managers’ allocation of sufficient time, energy and resources to managing the investments of the Funds in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to the Adviser for managing certain Funds may be less than the fees payable to the Adviser for managing other accounts, potentially motivating the portfolio managers to spend more time managing the other accounts; the proper allocation of investment opportunities that are suitable for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts.

The Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another, such as performance or higher fees paid to the Adviser, or in which portfolio managers have personal investments or an interest in the receipt of advisory fees. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes investment management and advisory services to numerous clients in addition to the Funds and the Fund Complex, and the Adviser may, consistent with applicable law, make investment decisions for other clients or accounts (including accounts which are private partnerships or have performance compensation or potentially higher fees paid to the Adviser, or in which portfolio managers have personal investments or an interest in the receipt of advisory fees) which may be the same as or different from those made for the Funds and the Fund Complex. In addition, the Adviser, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, member, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) officers, directors, or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, managers, board directors and employees of any of them has any substantial economic interest or possesses material non-public information. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

The Funds may hold interests in an entity that are of a different class or type than the class or type of interest held by another fund or client of the Adviser. For example, a Fund may hold mezzanine securities and a hedge fund controlled by the Adviser may hold senior securities. This would potentially result in other funds or Adviser clients being senior or junior to a Fund in the capital structure of such entity, which could mean that in a workout or other distressed scenario certain advisory clients or fund might be adverse to the Fund and some might recover all or part of the investment while another might not. In the event of such a conflict, the Adviser will work with the Board to properly discharge the Adviser’s duties to the Funds and other clients.

Circumstances may arise under which the Adviser determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, the Adviser will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but will not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Fund, the Adviser may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Fund with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for any of the Funds.

PORTFOLIO MANAGER COMPENSATION

Compensation is structured so that key professionals benefit from staying with the Adviser. Each portfolio manager receives a fixed base salary and a cash bonus payable every year. A portion of the bonus is deferred pursuant to the practice of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Obviously, many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in any one Fund as well as the performance and assets held in the Funds collectively as well as the portfolios managed for the Adviser’s other clients. However, there are no set formulas and no benchmarks considered in these determinations, which are not quantitative in any way. When Portfolio Managers also perform additional management functions within the Adviser, those contributions may also be considered in the determination of bonus compensation. Each Portfolio Manager who is a partner in the Adviser also receives a quarterly pro rata distribution based on the revenues of the Adviser as a whole. The amount of these revenues is affected by many different factors, but the portion paid to each partner remains constant, subject to the admission or departure of partners during any given time period.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2011, the end of the Trust’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Fund he manages is shown below:

PORTFOLIO MANAGER	DOLLAR RANGE OF THE FUND’S SECURITIES OWNED

Ian Lapey	Third Avenue Value Fund: over $1,000,000

Curtis Jensen	Third Avenue Small-Cap Value Fund: over $1,000,000

Michael Winer	Third Avenue Real Estate Value Fund: over $1,000,000

Jason Wolf	Third Avenue Real Estate Value Fund: $100,000 - $500,000

Amit Wadhwaney	Third Avenue International Value Fund: over $1,000,000

Matthew Fine	Third Avenue International Value Fund: $100,000-$500,000

Thomas Lapointe	Third Avenue Focused Credit Fund: $100,000-$500,000

DISTRIBUTOR

The distribution services of M.J. Whitman LLC, 622 Third Avenue, New York, NY 10017, the Funds’ distributor (the “Distributor”) and an affiliate of the Adviser, are furnished to each Fund pursuant to a distribution agreement (the “Distribution Agreement”). Under each Distribution Agreement, the Distributor (1) assists in the sale and distribution of each Fund’s shares on a continuous basis; and (2) qualifies and maintains its qualification as a broker-dealer in such states where shares of the Funds are registered for sale.

Each Distribution Agreement will remain in effect provided that it is approved at least annually by the Board of Trustees or by a majority of the Fund’s outstanding shares, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. Each Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days’ written notice.

The Funds ceased trading regularly through M.J. Whitman LLC, an affiliate of the Adviser, on July 15, 2011. Since that time no commission is charged for any trades done by the Funds through M.J. Whitman LLC. During the fiscal year ended October 31, 2011, M.J. Whitman LLC received commissions for the execution of Fund portfolio transactions as follows:

NAME OF PRINCIPAL UNDERWRITER	NAME OF FUND	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTIONS AND REPURCHASES	BROKERAGE COMMISSIONS	OTHER COMPENSATION

M.J. Whitman LLC	Value Fund	None	None	$53,812	None
M.J. Whitman LLC	Small-Cap Value Fund	None	None	$68,667	None
M.J. Whitman LLC	Real Estate Value Fund	None	None	$16,402	None
M.J. Whitman LLC	International Value Fund	None	None	$28,541	None
M.J. Whitman LLC	Focused Credit Fund	None	None	$0	None

DISTRIBUTION (12b-1) AND SERVICING FEES

The Funds have adopted a Distribution and Service Plan (the “Plan”) for the Investor Class shares that allows the Investor Class to pay fees for selling and distributing its shares and for providing service to its respective shareholders. The distribution fees may be paid to the Distributor to cover the Investor Class’ sales, marketing, and promotional expenses; and servicing fees may be paid for assistance in connection with inquiries relating to shareholder accounts of the Investor Class. Because these distribution fees and servicing fees, if any, are deducted from the net assets of the Investor Class on an ongoing basis, they have the effect of increasing the cost of your investment the longer you hold it and will result in lower total returns than an investment in the Institutional Shares of a Fund. The Plan permits the Investor Class to pay a 0.25% distribution (12b-1) fee and a shareholder servicing fee of up to 0.25%, subject to the approval of the Board of Trustees. No shareholder servicing fee is currently imposed. For the fiscal period ended October 31, 2011, the Investor Class of Third Avenue Value Fund paid fees pursuant to the Plan of $63,122, the Investor Class of Third Avenue Small-Cap Value Fund paid fees pursuant to the Plan of $16,313 per Financial Statements, the Investor Class of Third Avenue Real Estate Value Fund paid fees pursuant to the Plan of $109,553, the Investor Class of Third Avenue International Value Fund paid fees pursuant to the Plan of $37,080, and the Third Avenue Focused Credit Fund paid fees pursuant to the Plan of $798,065.

ADMINISTRATORS; TRANSFER AND DIVIDEND PAYING AGENT

The Trust has entered into agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon Investment Servicing”), 760 Moore Road, King of Prussia, PA 19406-1212, pursuant to which BNY Mellon Investment Servicing will provide certain accounting, transfer agency, dividend disbursing and shareholder services to each Fund. The Transfer Agency Services Agreement automatically renews for successive terms of one (1) year. However, the Trust may elect not to renew the Transfer Agency Services Agreement by providing written notice not less than 90 days prior to the expiration of the term. The Trust has entered into an Administration Agreement (the “Administration Agreement”) with the Adviser, which provides that the Adviser will provide all administrative services to the Funds other than those relating to those performed by BNY Mellon Investment Servicing under the Transfer Agency Services Agreement. The Adviser has entered into a Sub-Administration Agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing pursuant to which BNY Mellon Investment Servicing performs certain of those services on behalf of the Adviser. Pursuant to the Administration Agreement, the Adviser (or BNY Mellon Investment Servicing, if so delegated by the Adviser under the Sub-Administration Agreement) provides blue-sky administration, performs bill processing and payment services, completes industry questionnaires, and prepares financial, management, tax and regulatory reports. The Administration Agreement automatically renews for successive terms of one (1) year and may be terminated at any time (effective after such initial term) without penalty, upon 60 days’ written notice by either party to the other. Each Fund pays a fee calculated at an annual rate of 0.0055% of the average daily net assets of each respective Fund for such services. The Adviser pays BNY Mellon Investment Servicing an annual sub-administration fee for sub-administration services provided to the Trust equal to $207,746. During the fiscal years ended October 31, the Funds paid fees to the Adviser for these services in the following amounts:

	2009	2010	2011
Third Avenue Value Fund	$302,035	$333,536	$241,515
Third Avenue Small-Cap Value Fund	$74,530	$73,830	$51,648
Third Avenue Real Estate Value Fund	$68,483	$96,483	$93,860
Third Avenue International Value Fund	$66,487	$88,986	$80,090
Third Avenue Focused Credit Fund	$1,191	$44,678	$59,405

CUSTODIAN

JPMorgan Chase Bank, N.A. (“JPMorgan”), 14201 Dallas Parkway, 2nd Floor, Dallas, TX 75254, serves as custodian for the Funds pursuant to a Custodian Agreement. Under such agreement, the Custodian (1) maintains a separate account or accounts in the name of each Fund; (2) holds and transfers portfolio securities on account of each Fund; (3) accepts receipts and makes disbursements of money on behalf of each Fund; (4) collects and receives all income and other payments and distributions on account of each Fund’s securities; and (5) makes periodic reports to the Board of Trustees concerning each Fund’s operations. JPMorgan will custody each Fund’s foreign assets with foreign custodians, pursuant to the requirements of Rule 17f-5 under the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017 is the independent registered public accounting firm for the Funds. The independent registered public accounting firm audits the financial statements of the Funds following the end of each fiscal year and provides a report to the Board of Trustees and shareholders of the results of the audit.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties. Each Fund discloses its top ten portfolio holdings on a monthly basis approximately 15 business days after month end by posting this information on its website and discloses substantially all of its portfolio holdings on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. These disclosures are public and are publicly available on an ongoing basis.

Other disclosures of portfolio holdings information will only be made following a determination by the Funds’ Chief Compliance Officer that the disclosures are for a legitimate business purpose and that the recipient has agreed in writing that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. No other officer or employee of the Trust or its affiliates is authorized to make such other disclosures without such a determination by the Chief Compliance Officer. The only parties that are currently authorized to receive additional information are service providers to the Funds - namely, the Adviser, BNY Mellon Investment Servicing, JPMorgan, auditors and each of their respective affiliates and advisers, who receive such information regularly in the course of providing services for the Funds. It is not the present intention of the Funds to allow any disclosure beyond these parties. The Trustees will, on a quarterly basis, be provided with a list of any new recipients of portfolio information (along with information on the nature of the recipient and the details of the disclosures). Any such new recipient would also be required to confirm in writing both a duty of confidentiality and a duty not to trade on non-public information.

The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. In light of the narrowly restricted group of parties that will receive non-public disclosure of portfolio holdings, the Trust believes that the foregoing procedures substantially eliminate the likelihood of conflicts regarding use of this information between the interests of shareholders and the interests of affiliates of the Trust, including the Adviser and the Distributor. In the event that the Chief Compliance Officer or other officer or employee of the Trust or an affiliate believes that a conflict has arisen, he or she is required to raise the matter for resolution in accordance with the Trust’s procedures for such potential conflicts. In addition, any unauthorized disclosures will be reported to the Board on at least a quarterly basis.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have adopted a code of ethics as required by the 1940 Act, the Investment Advisers Act of 1940 (for the Adviser only), and relevant SEC rules. The code of ethics applies to individuals covered by these requirements who have access to or knowledge of the Funds’ activities. The code of ethics permits these individuals to transact in securities only pursuant to relevant restrictions adopted in conformity with the 1940 Act and SEC rules. Among other things, the code prohibits access persons from transacting in securities held by the Funds or under consideration for purchase by the Funds. Recognizing the potential conflict of interest that may arise from the exchange of gifts between employees of the Adviser and any person or entity doing business with the Adviser, the Code of Ethics includes a section to address this issue.

PROXY VOTING POLICIES

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Adviser’s proxy voting policy, client portfolio securities must be voted in the best interests of the clients.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines set forth in its proxy voting policy. The proxy guidelines address, for example, the Adviser’s clients’ elections of directors, classified boards, cumulative voting and blank check preferred stock. The guidelines are subject to exceptions on a case-by-case-basis, as discussed below. On issues not specifically addressed by the guidelines, the Adviser will analyze how the proposal may affect the value of the Fund(s) holding the security and vote in accordance with what it believes to be the best interests of Fund shareholders.

The Adviser will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, the Adviser may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

The Adviser’s Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held by the Funds. The Accounting Department forwards proxy and other solicitation materials received to the General Counsel or his designee who presents the proxies to the Adviser’s Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by the Adviser’s President, determines how the proxies will be voted applying the Adviser’s policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. The Adviser’s General Counsel or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of the Adviser’s Chief Investment Officer, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines must be documented in writing. The Adviser’s General Counsel or his designee instructs the Accounting Department to vote the proxies in accordance with determinations reached under the process described above. The Accounting Department votes the proxies by an appropriate method in accordance with instructions received.

Any employee of the Adviser who may have direct or indirect influence on proxy voting decisions who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to the Adviser’s General Counsel. The Adviser’s General Counsel will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, the Adviser’s General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that the Adviser votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise the Adviser how to vote or (5) presenting the conflict to the Board of Trustees of the Trust and obtaining direction on how to vote.

The Adviser maintains required records relating to votes cast and the Adviser’s proxy voting policies and procedures in accordance with applicable law.

For anyone wishing to receive information on how a Fund voted during the year ended June 30th, the information can be obtained after the following August 31st without cost:

•	on the Funds’ website at www.thirdave.com or

•	on a website maintained by the SEC at www.sec.gov.

PORTFOLIO TRADING PRACTICES

In placing portfolio transactions with brokers and dealers, the Adviser seeks best execution which consists of an effort to obtain satisfactory service in the execution of orders at the most favorable prices (which in the case of principal transactions, include a reasonable mark-up or markdown and in the case of brokerage transactions, include reasonable commission rates). The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the ability and willingness of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, confidentiality and the ability to minimize and clear up settlement issues. Such considerations are to a large degree qualitative in nature and are also weighed by management in determining the overall reasonableness of brokerage commissions paid.

Under its Advisory Agreements with the Trust, the Adviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Adviser to the Funds. The Adviser will monitor any such payments to ensure it believes that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage, the Adviser considers any research, statistical and other factual information provided by various brokers from time to time to the Adviser, although the Adviser does not have, and does not intend to enter into, soft dollar arrangements with broker-dealers that require any certain commission amount. Such information as is received from time to time is available to the Adviser for the benefit of all clients, not just the clients paying the commissions on any particular trades. The products and services received by the Adviser in exchange for “soft dollar” research commissions paid are all within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934. The services received may include: proprietary research reports on individual issuers and industries (may be upon request or unsolicited), access to analysts, assistance in arranging meetings with executives of issuers (level of assistance may range from having executives visit the Adviser’s offices to scheduling a full itinerary for overseas trips visiting numerous executives at numerous issuers), and invitations to group presentations by analysts and/or issuer executives. The products and services are not received pursuant to a formal arrangement requiring a specific level of commissions in exchange for research. These products and services represent lawful and appropriate assistance to the Adviser in the performance of its investment making decision responsibilities, and the Adviser believes that commissions paid to brokers providing the products and services is reasonable in relation to the value of such products and services received (however, since research provided is not offered for an unbundled price, no specific dollar value can be assigned). The timing of the receipt of research information, and commissions directed to the broker providing the information, will not necessarily coincide. The research obtained through the payment of commissions by the Funds may be used to benefit other Adviser clients. Conversely, research obtained through the payment of commissions by other Adviser clients may be used to benefit the Funds. Total Fund commissions paid for research represented 56.18% of total commissions paid for research by all Adviser clients during the year ended December 31, 2011. As of December 31, 2011, the net assets of the Funds represented approximately 66% of all net assets managed by the Adviser.

Purchase and sale orders for securities held by a Fund may be combined with those for other Funds or clients of the Adviser in seeking the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Adviser determines that a particular security should be bought for or sold by more than one client, the Adviser undertakes to allocate those transactions among the participants equitably.

The amount of commissions paid by each Fund to M.J. Whitman LLC for each of the most recent three fiscal years is disclosed below, as well as the total amount of commissions paid to all brokers. The difference between the total amount of commissions paid and the amount of commissions paid to M.J. Whitman LLC represents payments for soft dollars. Since the value of services received in connection with these soft dollar commissions cannot reasonably be accurately valued, the following amounts each Fund paid to the top 10 recipients of soft dollar commissions for the most recent calendar year ended December 31, 2011 are provided as an indication of the value of such services (The Funds ceased trading regularly through M.J. WhitmanLLC, an affiliate of the Adviser, on July 15, 2011. No commission is charged for any trades done by the Funds through M.J. Whitman LLC after July 15, 2011.):

Third Avenue Value Fund (Total of 40 brokers received soft dollar commissions. Top 10 received 78%)

JP MORGAN	$192,573
GOLDMAN SACHS	165,667
DAIWA SECURITIES	122,952
CITIGROUP	122,787
MITSUBISHI SEC	86,115
MERRILL LYNCH	75,891
CALYON SECURITIES	71,584
NOMURA SECURITIES	59,420
BARCLAYS	56,848
MORGAN STANLEY	52,046
$1,005,883

Third Avenue Small Cap Value Fund (Total of 58 brokers received soft dollar commissions. Top 10 received 50%)

MACQUARIE SECURITIES	$83,395
GOLDMAN SACHS	65,162
DOWLING & PARTNERS	58,844
RAYMOND JAMES FINL	56,285
BARCLAYS	45,666
CITIGROUP	41,689
KEEFE BRUYETTE WOODS	39,172
STIFEL NICOLAUS	37,578
JP MORGAN	36,790
BANK OF AMERICA-ML	34,522
$499,103

Third Avenue Real Estate Value Fund (Total of 43 brokers received soft dollar commissions. Top 10 received 76%)

JP MORGAN	$189,069
GOLDMAN SACHS	90,485
BANK OF AMERICA-ML	84,714
MACQUARIE SECURITIES	81,008
GREEN STREET	69,529
NOMURA SECURITIES	47,934
DEUTCHE BANK	40,993
CALYON SECURITIES	39,220
DAIWA SECURITIES	37,853
SAMSUNG SECURITIES	35,549
$716,354

Third Avenue International Value Fund (Total of 47 brokers received soft dollar commissions. Top 10 received 57%)

JP MORGAN	$72,586
BMO CAPITAL MKTS	66,870
SCOTIA CAPITAL , INC	64,825
CHEUVREUX	64,750
WOORI INVEST AND SEC	58,716
GMP SECURITIES	55,924
GOLDMAN SACHS	43,825
CALYON SECURITIES	43,541
MERRILL LYNCH	40,737
HSBC	38,156
$549,930

Third Avenue Focused Credit Fund (Total of 8 brokers received soft dollar commissions. The 8 brokers received 100%)

MORGAN STANLEY	$30,080
DAHLMAN ROSE & CO	10,908
SCOTIA CAPITAL , INC	5,736
CREDIT SUISSE FB	4,588
JP MORGAN	2,955
GOLDMAN SACHS	2,129
BMO CAPITAL MKTS	1,055
GRIFFITHS MCBURNEY	1,011
$58,462

The Adviser may use M.J. Whitman LLC and Private Debt LLC, who are affiliated with the Adviser, as brokers for the Funds where, in the Adviser’s judgment, after consultation with such firms, they will be able to obtain a price and execution at least as favorable as other qualified brokers. M.J. Whitman LLC is a securities broker-dealer, and Private Debt LLC is a broker of various types of debt instruments that are not considered securities under the Securities Exchange Act of 1934. The Adviser has a brokerage committee that reviews commissions paid to each broker by the Adviser’s clients and monitors the execution quality of the affiliated and non-affiliated intermediaries used to execute portfolio transactions for its clients, including the Funds. The Adviser utilizes third party vendor reports to assist it in analyzing the quality of execution by the brokers and dealers it uses.

The Adviser will make available to the Trustees, at least on a quarterly basis, among other things, the Funds’ portfolio transactions for which MJ Whitman LLC or Private Debt LLC was the broker and a summary of all trades for which unaffiliated brokers were used, including information relating to the commissions charged to the Funds, information concerning the prevailing level of commissions charged by qualified brokers, and information regarding the price and quality of execution of M.J. Whitman LLC compared to other brokers. In addition, the procedures pursuant to which M.J. Whitman LLC and Private Debt LLC effect brokerage transactions for the Funds must be reviewed and approved no less often than annually by a majority of the Independent Trustees. David M. Barse, W. James Hall and Vincent J. Dugan, who are executive officers, and Mr. Barse who is also a Trustee, of the Trust and the Adviser, are also executive officers of M.J. Whitman LLC and Private Debt LLC, and participate in the profits of such firms, as may Martin J. Whitman, who is a Trustee and an equity holder in the parent of the Adviser.

To the knowledge of the Funds, no affiliated person of the Funds receives give-ups or reciprocal business in connection with security transactions of the Funds. The Funds do not effect securities transactions through brokers in accordance with any formula, nor will they take the sale of Fund shares into account in the selection of brokers to execute security transactions. However, brokers who execute brokerage transactions for the Funds, from time to time may effect purchases of Fund shares for their customers. The Board of Trustees of the Trust has adopted policies and procedures which prohibit the direction of Fund transactions for compensation for promotion or distribution of Fund shares.

Third Avenue Value Fund, for the fiscal years ended October 31:

	2009	2010	2011

Total Brokerage Commissions Incurred	$2,419,647	$2,482,329	$1,719,523
Brokerage Commissions paid to M.J. Whitman LLC	$2,111,323	$642,691	$53,812
% Brokerage Commission Paid to M.J. Whitman LLC	87%	26%	3%

Third Avenue Small-Cap Value Fund, for the fiscal years ended October 31:

	2009	2010	2011

Total Brokerage Commissions Incurred	$1,007,424	$626,423	$1,151,700
Brokerage Commissions paid to M.J. Whitman LLC	$578,723	$211,658	$68,667
% Brokerage Commission Paid to M.J. Whitman LLC	57%	34%	6%

Third Avenue Real Estate Value Fund, for the fiscal years ended October 31:

	2009	2010	2011

Total Brokerage Commissions Incurred	$1,130,782	$1,017,015	$1,273,766
Brokerage Commissions paid to M.J. Whitman LLC	$718,104	$167,274	$16,402
% Brokerage Commission Paid to M.J. Whitman LLC	64%	16%	1%

Third Avenue International Value Fund, for the fiscal years ended October 31:

	2009	2010	2011

Total Brokerage Commissions Incurred	$657,023	$592,694	$1,230,255
Brokerage Commissions paid to M.J. Whitman LLC	$254,391	$124,155	$28,541
% Brokerage Commission Paid to M.J. Whitman LLC	39%	21%	2%

Third Avenue Focused Credit Fund, for the fiscal years ended October 31 (the Fund commenced operations August 31, 2009):

	2009	2010	2011

Total Brokerage Commissions Incurred	$0	$5,000	$138,647
Brokerage Commissions paid to M.J. Whitman LLC	$0	$0	$0
% Brokerage Commission Paid to M.J. Whitman LLC	0%	0%	0%

For the fiscal year ended October 31, 2011, THIRD AVENUE VALUE FUND effected 4% of the aggregate dollar amount of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Additional transactions were executed through other dealers acting as principal.

For the fiscal year ended October 31, 2011, THIRD AVENUE SMALL-CAP VALUE FUND effected 8% of the aggregate dollar amount of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Additional transactions were executed through other dealers acting as principal.

For the fiscal year ended October 31, 2011, THIRD AVENUE REAL ESTATE VALUE FUND effected 1% of the aggregate dollar amount of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Additional transactions were executed through other dealers acting as principal.

For the fiscal year ended October 31, 2011, THIRD AVENUE INTERNATIONAL VALUE FUND effected 1% of the aggregate dollar amount of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Additional transactions were executed through other dealers acting as principal.

For the fiscal ended October 31, 2011, THIRD AVENUE FOCUSED CREDIT FUND effected none of its agency transactions through M.J. Whitman LLC. All such transactions were executed through other dealers acting as principal and none of these transactions incurred commissions.

SHARE INFORMATION

All shares of the Funds when duly issued will be fully paid and non-assessable. Except as otherwise described in the Prospectus, shares have no preemptive, subscription or conversion rights and are freely transferable. The Trust currently consists of five series of Funds. The shareholders of the Funds have one vote for each share held on matters on which all shares of the Trust shall be entitled to vote. Each Fund (or class thereof) will vote separately on matters affecting only that Fund (or class thereof) or as otherwise required by law. The Trustees are authorized to classify or re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional funds with different objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Shares of the Funds have equal non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees. The shares of each Fund also have equal rights with respect to dividends, assets and liquidation of that Fund and are subject to any preferences, rights or privileges of any classes of shares of that Fund. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes requiring shareholder approval, such as changing fundamental investment policies or upon the written request of 10% of the shares of the Funds to replace its Trustees.

PURCHASE ORDERS

Each Fund reserves the right, in its sole discretion, to refuse purchase orders. Without limiting the foregoing, a Fund will consider exercising such refusal right when it determines that it cannot effectively invest the available funds on hand in accordance with such Fund’s investment policies.

Certain financial intermediaries have made arrangements with the Funds so that an investor may purchase or redeem shares of any class at its net asset value (“NAV”) per share next determined after the financial intermediary receives the share order. In other instances, the Funds have also authorized such financial intermediaries to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf at the share price next determined of the applicable class after such designees receive the share order. Under these arrangements, a Fund will be deemed to have received a purchase or redemption order when the financial intermediary or, if applicable, a financial intermediary’s authorized designee, receives the share order from an investor.

REDEMPTION OF SHARES

The procedure for redemption of Fund shares under ordinary circumstances is set forth in the Prospectus. In unusual circumstances, such as in the case of a suspension of the determination of NAV, the right of redemption is also suspended and shareholders will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the New York Stock Exchange (“NYSE”) is restricted; (b) when the NYSE is closed for other than weekends and holidays; (c) when the SEC has by order permitted such suspension; or (d) when an emergency exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (a), (c) or (d) exist.

REDEMPTION IN KIND

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which such Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of such Fund at the beginning of such period. Should a redemption exceed such limitation, a Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

CALCULATION OF NET ASSET VALUE

As indicated in the Prospectus, the NAV per share for each class of each Fund will be determined on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

For purposes of determining the NAV per share of each class of each Fund, readily marketable portfolio securities traded on a market for which actual transaction prices are published daily generally are valued at the last sale price on the principal such market as of the close of the regular trading session of the NYSE on the business day as of which such value is being determined. Readily marketable securities traded on a market for which only bid and ask quotations are available generally, are valued at the mean between the last bid and ask prior to such valuation time. Any other readily marketable securities generally are valued on the basis of actual transactions or firm bid quotations. United States Government obligations and other debt instruments having sixty days or less remaining until maturity may be stated at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board of Trustees or otherwise pursuant to policies and procedures adopted by the Board. For securities whose principal market is closed at the time of which a Fund calculates its net asset value, the valuation may take into account subsequent market activity in other markets along with other factors. Pricing services are utilized regularly in the valuation process and spreads and other methods of assisting in valuation may also be utilized. The Funds have retained a third party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for foreign equity securities with principal markets that are no longer open when a Fund calculates its NAV, and certain events have occurred after the principal markets have closed but prior to the time as of which the Funds compute their net asset values. This means that a Fund’s NAV may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade.

Assets that are not considered to be readily marketable are valued by the Adviser at fair value, which is generally taken to be the amount for which the asset could be sold in an orderly disposition over a reasonable time period taking into account the nature of the asset, under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Fair valuation is inherently imprecise and becomes more so as the range and depth of market participants and information about the asset diminish. In determining fair value, the Adviser reviews various factors to determine whether to value the asset on the basis of public markets, private transactions, an analytical method, or at cost.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts or entities, or shareholders who engage in constructive sale or conversion transactions). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax considerations affecting the Funds and their U.S. shareholders (including U.S. shareholders owning a large position in a Fund), and the discussions set forth herein and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

For purposes of this discussion, (1) a “U.S. shareholder” means a beneficial owner of stock that, for U.S. federal income tax purposes, is (A) an individual who is a citizen or resident of the United States, (B) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, any state thereof, the District of Columbia or any political subdivision thereof, (C) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (D) a trust, (i) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control the substantial decisions of the trust or (ii) if a valid election to be treated as a U.S. person is in place for it, and (2) a “non-U.S. shareholder” means a beneficial owner (other than a partnership) of stock that is not a “U.S. shareholder.” If a partnership or entity treated as a partnership for U.S. federal income tax purposes holds shares in a Fund, the U.S. federal income tax treatment of a partner will generally depend upon the status of the partner and the tax treatment of the partnership. A partner of a partnership owning shares in a Fund should consult its tax adviser with regard to the U.S. federal income tax consequences of its investment in the Fund.

Each Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies, such Fund will not be subject to U.S. federal income tax on its investment company taxable income including net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and gain to the Fund’s shareholders. As a regulated investment company, a Fund is not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. A Fund may, however, subject to certain limitations, carry forward capital losses in excess of capital gains (“net capital losses”) from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A Fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010, without any expiration date. Any such loss carryforwards will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the regime applicable to pre-2011 losses described above. A Fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 capital losses. This increases the likelihood that pre-2011 capital losses will expire unused. Capital gains that are offset by capital loss carryforwards are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. As discussed below, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of such Fund’s taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). As a result, cash available for distribution to shareholders and the value of the Fund’s shares may be reduced materially.

To qualify as a regulated investment company, a Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets. In certain instances, the nature of a Fund’s investments could make it difficult to determine the Fund’s compliance with such requirements, although the Funds do not anticipate that this will affect their qualification as regulated investment companies. In addition, a Fund may be forced to liquidate certain of its investment assets in order to fund redemptions of its shares or distributions to its shareholders (as discussed below), or in order to comply with such asset diversification requirements. If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay U.S. federal income taxes on any income or gain it distributes to shareholders.

The Funds will either distribute or retain for reinvestment all or part of any net capital gain. If any such net capital gain is retained, the appropriate Fund will be subject to a tax of 35% of such amount. In that event, such Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, and each U.S. shareholder of such Fund (1) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by such Fund against its U.S. federal income tax liability and to claim a refund to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of such Fund by the amount of the undistributed capital gains included in such shareholder’s gross income less the tax deemed paid by the shareholder. Although distributions by the Funds will generally be treated as subject to tax in the year in which they are paid, distributions declared by the Funds in October, November or December, payable to shareholders of record on a specified date during such month and paid by the Funds during January of the following year, will be deemed to be received on December 31 of the year the distribution is declared, rather than when the distribution is received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% non-deductible excise tax. To avoid the tax, each Fund generally must distribute during the calendar year, an amount equal at least to the sum of (1) 98% of its ordinary income for such calendar year (excluding, for these purposes, certain “specified gains and losses” as set forth in the Code ), (2) 98.2% of its capital gains in excess of its capital losses (plus certain “specified gains and losses” as set forth in the Code) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not previously distributed and upon which no U.S. federal income tax was imposed.

If a Fund failed to qualify as a regulated investment company, such Fund would be subject to tax as a regular C corporation on its taxable income even if such income were distributed to shareholders. In addition, at the shareholder level, all distributions out of earnings and profits would be subject to tax as ordinary income. Such distributions may constitute “qualified dividend income” eligible for the preferential 15% capital gain tax rate for individuals and certain other non-corporate taxpayers that meet certain requirements (including a minimum holding period requirement) for dividends received in taxable years beginning before 2013 (thereafter, such rate is scheduled to change to the regular ordinary income tax rate). Certain corporate shareholders may be eligible for a dividends received deduction subject to certain requirements under the Code. In addition, such Fund may be required to recognize unrealized gains, pay tax, and make distributions (which could be subject to interest charges) before requalifying to be subject to tax as a regulated investment company. If a Fund failed to qualify as a regulated investment company in any taxable year, cash available for distribution to shareholders and the value of the Fund shares may be reduced materially. In lieu of potential disqualification, a Fund is permitted to pay a specified amount of tax for certain failures to satisfy the asset diversification or income requirements, which generally are those failures due to reasonable cause and not willful neglect or that are de minimis under the Code, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

Certain of the Funds’ investment practices may be subject to special and complex provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income or gains to the Funds, disallow, suspend or otherwise limit the allowance of certain losses or deductions and impose additional charges in the nature of interest. These rules could therefore affect the character, amount and timing of distributions to U.S. shareholders. These provisions also (1) may require a Fund to mark-to-market certain types of its positions (i.e., treat them as if they were sold at the end of the Fund’s fiscal year) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

Gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as

“section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

The U.S. federal income tax rules governing the taxation of swaps are not entirely clear and may require the Funds to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Funds do not anticipate that their activities in this regard will affect their qualification as regulated investment companies.

If a Fund invests directly or indirectly through a real estate investment trust (“REIT”) in residual interests in real estate mortgage investment conduits (“REMICs”) or invests in a REIT that is a taxable mortgage pool or that has an interest in a taxable mortgage pool, a portion of the Fund’s income may be subject to U.S. federal income tax in all events. Excess inclusion income of a Fund generated by a residual interest directly in a REMIC or by an interest in a taxable mortgage pool through a REIT may be allocated to shareholders of such Fund in proportion to the dividends received by the shareholders of the Fund. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) in the case of a non-U.S. shareholder will not qualify for any reduction in U.S. withholding taxes under any otherwise applicable income tax treaty or other exemption. In addition, if the shareholders of the Fund include a “disqualified organization” (such as certain governments or governmental agencies and charitable remainder trusts) the Fund or a nominee may be liable for tax at the highest applicable corporate tax rate (currently 35%) on the excess inclusion income allocable to the disqualified organization and, in that case, we may reduce the amount of our distributions to any disqualified organization whose stock ownership gave rise to the tax by the amount of the tax that is attributable to such stock ownership. There may be instances, however, in which a Fund may be unaware of the amount of its share of the excess inclusion income from an underlying investment. In addition, a Fund’s investment in REIT equity securities may result in the Fund receiving cash in excess of investment company taxable income from such investment, which could result in some portion of a Fund’s cash distributions to shareholders being treated as a return of capital for U.S. federal income tax purposes (as described below).

Income received by the Funds from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions which would reduce the yield on such investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund may generally elect to pass eligible foreign taxes through to its shareholders, if more than 50% of such Fund’s total assets at the close of its fiscal year are invested in securities of foreign issuers. If a Fund makes this election, its shareholders would generally be allowed to decide whether to deduct such taxes or claim a foreign tax credit on their tax returns. An individual shareholder that does not itemize deductions may not claim a deduction for such taxes, and the ability to claim foreign tax credits may be subject to limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will generally represent an expense to the Fund, which will reduce its investment company taxable income.

The Funds may invest in stocks of foreign corporations that are PFICs for U.S. federal income tax purposes, and consequently may be subject to U.S. federal income tax on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Funds to their shareholders. The tax would be determined by allocating such distribution or gain ratably to each day of each Fund’s holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal U.S. federal corporate income tax rate in effect for the year to which such amount was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a taxable dividend to shareholders.

The Funds may be able to elect to treat a PFIC as a “qualified electing fund,” in lieu of being taxable in the manner described in the immediately preceding paragraph, and to include annually in income their pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of such PFIC. In order to make this election, the Funds would be required to obtain annual information from the PFICs in which they invest, which information may be difficult to obtain, making such an election impracticable in many circumstances. Alternatively, the Funds may elect to mark-to-market at the end of each taxable year all shares that they hold in a PFIC. If a Fund makes this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent such decrease does not exceed prior increases. The mark-to-market and qualifying electing fund elections may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The rules for determining whether a foreign company is a PFIC, and the rules applicable to the taxation of PFICs, are highly complex and involve the determination of various factual matters that may not be within our control. Accordingly, certain adverse and unintended U.S. federal income tax consequences could arise to the Funds from investing in certain foreign companies. These adverse and unintended U.S. federal income tax consequences could include, among other things, the recognition of a significant net operating loss by a Fund which, as discussed above, the Fund would not be allowed to use in computing its investment company taxable income in any prior or subsequent taxable year.

The U.S. federal income tax treatment of the various high yield debt securities and other debt instruments (collectively, “Instruments” and individually, an “Instrument”) which may be acquired by the Funds will depend, in part, upon the nature of those Instruments and the application of various tax rules. It is expected that the Funds will derive a significant amount of taxable interest income through the accrual of stated interest payments or through the application of the original issue discount rules, the market discount rules or other similar provisions. The Funds may be required to accrue original issue discount income (including as a result of interest paid in kind) and in certain circumstances the Funds may be required to accrue stated interest even though no concurrent cash payments will be received. The market discount rules, as well as certain other provisions, may require that for U.S. federal tax purposes all or a portion of any gain recognized on the sale, redemption or other disposition of an Instrument be treated as ordinary income instead of capital gain. As a result of these and other rules, the Funds may be required to recognize taxable income that they would be required to distribute even though the underlying Instruments have not made concurrent cash distributions to the Funds.

The Funds may invest in distressed Instruments, which may later on be modified or exchanged for other Instruments in reorganizations or financial restructurings, either out of court or in bankruptcy. Such modification or exchange may be treated as a taxable event, even though no cash payment is received in connection with the modification or exchange, to the extent that it gives rise to “significant modification” within the meaning of Treasury Regulations. The determination of whether a modification or exchange is “significant”, however, is based on all of the facts and circumstances, except for certain “safe harbor” modifications specified in the Treasury Regulations. Thus, the IRS may take the position that the restructuring of an Instrument acquired by a Fund is a “significant modification” that should be treated as a taxable event even if the Fund did not treat the restructuring as a taxable event on its tax return.

The character and timing of a Fund’s taxable gains and losses may also be affected by various Code provisions including, but not limited to, those applicable to straddles, controlled foreign corporations, wash sales, short sales and various types of notional principal contracts, other derivatives, options, forwards and futures contracts. The body of law applicable to many of the investment instruments discussed above is complex, and in certain circumstances, not well developed. Thus the Funds and their advisors may be required to interpret various provisions of the Code and Treasury Regulations, and take certain positions on the Funds’ tax returns, in situations where the law is somewhat uncertain.

Distributions made by a Fund from investment company taxable income (including distributions of any net short-term capital gains and tax-exempt interest) are taxable to U.S. shareholders as ordinary income to the extent of such Fund’s earnings and profits. Distributions of net capital gain (including amounts designated as net capital gain by a Fund and credited to shareholders but retained by the Fund) will be taxable to U.S. shareholders as long-term capital gains, regardless of how long such shareholders have held their shares. Distributions in excess of a Fund’s earnings and profits are treated as a return of capital for U.S. federal income tax purposes which will first reduce the adjusted tax basis of a U.S. shareholder’s stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholders (assuming the shares are held as capital assets).

For individual U.S. shareholders, investment company taxable income, other than qualified dividend income, is currently taxed at a maximum U.S. federal rate of 35% (which is scheduled to increase in 2013 to 39.6%),while net capital gain and qualified dividend income received in taxable years beginning before 2013 generally will be taxed at a maximum U.S. federal rate of 15% (which is scheduled to increase in 2013 to 20% for net capital gains and to ordinary income tax rates for all dividends.). Dividends paid by a Fund, other than distributions of net capital gain, will generally constitute qualified dividend income for individual U.S. shareholders (provided certain holding period and other requirements are met) to the extent that the Fund receives qualifying dividend income from domestic corporations (generally excluding real estate investment trusts) and certain qualifying foreign corporations. For corporate U.S. shareholders, both investment company taxable income and net capital gain are taxed at a maximum U.S. federal rate of 35%. Dividends paid by a Fund will ordinarily qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations (generally excluding real estate investment trusts). Distributions to corporate U.S. shareholders of net capital gain are not eligible for the dividends-received deduction. The tax treatment of distributions whether paid in cash or additional shares is the same. To the extent securities held by a Fund have appreciated when an investor purchases shares of a Fund, a future realization and distribution of such appreciation will be taxable to U.S. shareholders even though it may constitute, from an investor’s standpoint, a return of capital.

A redemption of shares is taxable to you for U.S. federal income tax purposes whether the redemption proceeds are paid in cash or in kind using securities from the applicable Fund's portfolio. A redemption, whether in cash or in kind, would generally not be taxable to the Funds. You will generally recognize taxable gain or loss on a sale, exchange or redemption of shares in an amount equal to the difference between the amount received and your cost basis in such shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the U.S. shareholder’s hands, and will be long-term or short-term depending upon such shareholder’s holding period for the shares. Any loss realized on a redemption or sale of shares will be disallowed to the extent substantially identical shares are purchased, or received through reinvesting dividends and capital gains distributions in a Fund, within the 61-day period beginning 30 days before and ending 30 days after the date of the redemption. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a U.S. shareholder on the sale of a share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by such shareholder with respect to such share.

The Federal tax law generally requires that the cost basis and holding period of mutual fund shares be reported to both the Internal Revenue Service and shareholders for sales, redemptions or exchanges of mutual fund shares that are acquired on or after January 1, 2012. This information will generally be reported on Form 1099-B. Shares in a Fund acquired before January 1, 2012, and shares in a Fund owned by C-corporations and certain tax-deferred/retirement accounts are generally excluded from cost basis reporting. The cost basis of a share is generally the purchase price, adjusted for dividends, returns of capital and other corporate actions. Cost basis and holding period will be calculated using the Funds’ default method unless you instruct the Funds to use one of the other cost basis reporting methods offered by the Funds. If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account. The applicable cost basis method will be used to determine which specific shares you are treated as selling when there have been multiple purchases on different dates at differing share prices (i.e., blocks), and the entire position is not sold at one time. Therefore, the cost basis method used may impact the amount of the capital gain or loss recognized and the character (long-term or short-term) of such gain or loss. The Funds do not recommend any particular method of determining cost basis. The Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders and their tax advisers should carefully review the cost basis information provided by the Funds. You are encouraged to consult your tax adviser regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should select. Additional information about cost basis reporting and the cost basis methods which are available to the Funds’ shareholders can be found on our website: www.thirdave.com.

For taxable years beginning after December 31, 2012, a U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. person’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. person’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A Fund shareholder’s net investment income will generally include dividend income and capital gains distributions from the Fund and net gains from the disposition of Fund shares, unless such dividend income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. person that is an individual, estate or trust, you are urged to consult your tax advisers regarding the applicability of the Medicare contribution tax to your income and gains in respect of your investment in a Fund’s shares.

The Funds will backup withhold for U.S. federal income taxes at the required rate (currently 28%) on all distributions and redemption proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate U.S. shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability.

The preceding discussion is meant to be only a general summary of the potential U.S. federal income tax consequences of an investment in the Funds. The tax law is subject to constant revision. Legislative, judicial or administrative action may change the tax rules, including applicable tax rates, that apply to the Funds or their shareholders and any such change may be retroactive. In addition, special rules may apply depending upon your specific tax status or if you are investing through a tax-deferred retirement account. You should consult your tax advisors as to the U.S. federal, state, local and non-U.S. tax consequences to you of the ownership of Fund shares.

FINANCIAL STATEMENTS

The Funds’ financial statements and notes thereto appearing in their Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are incorporated by reference in this SAI. The Funds will issue unaudited semi-annual and audited annual financial statements.

APPENDIX A
DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR’S RATINGS GROUP

The ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitment on the obligation is extremely strong. AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C - Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated “CC” is currently highly vulnerable to nonpayment.

C - The rating “C” is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

MOODY’S INVESTORS SERVICE, INC.

Moody’s ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated BA are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are high speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification From Aa through Caa. The modifier 1 indicates that the obligation ranks in the Higher end of its generic rating category; the modifier 2 indicates a mid-range Ranking; and the modifier 3 indicates a ranking in the lower end of that generic Rating category.

FITCH RATINGS

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.

Highest credit quality: “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: “B” ratings indicate that material credit risk is present.

Substantial credit risk: “CCC” ratings indicate that substantial credit risk is present.

Very high levels of credit risk: “CC” ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”

622 THIRD AVENUE
NEW YORK, NY 10017
Phone (212) 888-5222
Toll Free (800) 443-1021
www.thirdave.com

INVESTMENT ADVISER
Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

DISTRIBUTOR
M.J. Whitman LLC
622 Third Avenue
New York, NY 10017

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.
760 Moore Road

King of Prussia, PA 19406-1212
(610) 382-7819 (800) 443-1021
(toll-free)

CUSTODIAN
JPMorgan Chase Bank, N.A.
14201 Dallas Parkway
2nd Floor
Dallas, TX 75254

PART C - OTHER INFORMATION

Item 28.	Exhibits

Exhibits filed pursuant to Form N-1A:

(a)	Trust Instrument and Certificate of Trust are incorporated by reference to Exhibit No. (1) of Third Avenue Trust’s Registration Statement (registration no. 333-20891) filed on January 31, 1997.

(b)	By-Laws are incorporated by reference to Exhibit No. (2) of Registration Statement filed on January 31, 1997.

(c)	Reference is made to Article II of the Third Avenue Trust’s Trust Instrument and Articles IV and V of the Trust’s By-Laws.

(d) (1) Investment Advisory Agreement between Third Avenue Trust on behalf of THIRD AVENUE VALUE FUND and Third Avenue Management LLC dated August 8, 2006 is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 22 to the Registration Statement filed February 29, 2008.

(2) Investment Advisory Agreement between Third Avenue Trust on behalf of THIRD AVENUE SMALL-CAP VALUE FUND and Third Avenue Management LLC dated August 8, 2006 is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 22 to the Registration Statement filed February 29, 2008.

(3) Investment Advisory Agreement between Third Avenue Trust on behalf of THIRD AVENUE REAL ESTATE VALUE FUND and Third Avenue Management LLC dated August 8, 2006 is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 22 to the Registration Statement filed February 29, 2008.

(4) Investment Advisory Agreement between Third Avenue Trust on behalf of THIRD AVENUE INTERNATIONAL VALUE FUND and Third Avenue Management LLC dated August 8, 2006 is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 23 to the Registration Statement filed February 29, 2008.

(5) Investment Advisory Agreement between Third Avenue Trust on behalf of THIRD AVENUE FOCUSED CREDIT FUND and Third Avenue Management LLC dated August 31, 2009 is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 25 to the Registration Statement filed August 24, 2009.

(6) Operating Expenses Limitation Agreement between Third Avenue Trust on behalf of THIRD AVENUE FOCUSED CREDIT FUND and Third Avenue Management LLC dated August 31, 2009 is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 25 to the Registration Statement filed August 24, 2009.

(7) Operating Expenses Limitation Agreement between Third Avenue Trust and Third Avenue Management LLC dated March 1, 2012 is filed herewith.

(e)

(1) Distribution Agreement between Third Avenue Trust on behalf of THIRD AVENUE VALUE FUND and M.J. Whitman LLC dated December 3 2009 is incorporated by reference to Exhibit No. (e)(1) of Post-Effective Amendment No. 27 to the Registration Statement filed on December 29, 2009.

(2) Distribution Agreement between Third Avenue Trust on behalf of THIRD AVENUE SMALL-CAP VALUE FUND and M.J. Whitman LLC dated December 3, 2009 is incorporated by reference to Exhibit No. (e)(2) of Post-Effective Amendment No. 27 to the Registration Statement filed on December 29, 2009.

(3) Distribution Agreement between Third Avenue Trust on behalf of THIRD AVENUE REAL ESTATE VALUE FUND and M.J. Whitman LLC dated December 3, 2009 is incorporated by reference to Exhibit No. (e)(3) of Post-Effective Amendment No. 27 to the Registration Statement filed on December 29, 2009.

(4) Distribution Agreement between Third Avenue Trust on behalf of THIRD AVENUE INTERNATIONAL VALUE FUND and M.J. Whitman LLC dated December 3, 2009 is incorporated by reference to Exhibit No. (e)(4) of Post-Effective Amendment No. 27 to the Registration Statement filed on December 29, 2009.

(5) Distribution Agreement between Third Avenue Trust on behalf of THIRD AVENUE FOCUSED CREDIT FUND and M.J. Whitman LLC dated December 3, 2009 is incorporated by reference to Exhibit No. (e)(5) of Post-Effective Amendment No. 27 to the Registration Statement filed on December 29, 2009.

(f)	Not applicable.

(g)	(1)

Custody Agreement between Third Avenue Trust on behalf of THIRD AVENUE SMALL-CAP VALUE FUND and Custodial Trust Company is incorporated by reference to Exhibit No. (8)(b) of Post-Effective Amendment No. 1 to the Registration Statement filed March 26, 1997.

	(2)

Amendment to Custody Agreement to include THIRD AVENUE REAL ESTATE VALUE FUND is incorporated by reference to Exhibit No. (8)(b) of Post-Effective Amendment No. 5 to the Registration Statement filed September 11, 1998.

	(3)	Amendment to Custody Agreement to include THIRD AVENUE VALUE FUND is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 8 to the Registration Statement filed February 26, 1999.

	(4)

Amendment to Custody Agreement to include THIRD AVENUE INTERNATIONAL VALUE FUND is incorporated by reference to Exhibit (f) Post-Effective Amendment No. 14 to the Registration Statement filed on October 10, 2001.

	(5)

Amendment to Custody Agreement with respect to foreign custody matters dated February 27, 2002 is incorporated by reference to Exhibit No. (g)(5) of Post-Effective Amendment No. 15 to the Registration Statement filed on February 28, 2002.

	(6)

Foreign Custody Manager Agreement dated February 27, 2002 between Third Avenue Trust and Custodial Trust Company is incorporated by reference to Exhibit No. (g)(6) of Post-Effective Amendment No. 15 to the Registration Statement filed on February 28, 2002.

	(7)

Consent to Assignment of Custody Agreement effective as of June 15, 2009 is incorporated by reference to Exhibit (g)(7) of Post-Effective Amendment No. 25 to the Registration Statement filed on August 24, 2009.

	(8)

Amendment to Custody Agreement effective as of August 31, 2009 to include THIRD AVENUE FOCUSED CREDIT FUND is incorporated by reference to Exhibit (g)(8) of Post-Effective Amendment No. 25 to the Registration Statement filed on August 24, 2009.

(h)

(1) Transfer Agency Services Agreement between Third Avenue Trust and PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 25 to the Registration Statement filed on August 24, 2009.

(2) Amendment to Transfer Agency Services Agreement dated August 31, 2009 to include THIRD AVENUE FOCUSED CREDIT FUND is incorporated by reference to Exhibit (h)(2) Post-Effective Amendment No. 25 to the Registration Statement filed on August 24, 2009.

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(3) Accounting Services Agreement between Third Avenue Trust and PNCGIS is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 25 to the Registration Statement filed August 24, 2009.

(4) Administration Agreement between Third Avenue Trust and Third Avenue Management LLC dated August 11, 2009 is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 25 to the Registration Statement filed August 24, 2009.

(5) Sub-Administration Agreement between Third Avenue Management LLC and PNCGIS is incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 25 to the Registration Statement filed August 24, 2009.

(i)

Opinion and Consent of Counsel regarding the legality of the securities being issued is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 8 to the Registration Statement filed February 26, 1999.

(j)	Power of Attorney dated December 22, 2004, is incorporated by reference to Exhibit No. (j) of Post-Effective Amendment No. 19 to the Registration Statement filed on February 25, 2005.

(j)(2)	Consent of Independent Auditors is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	(1) Distribution and Service Plan pursuant to Rule 12b-1 is incorporated by reference to Exhibit No. (m)(1) of Post-Effective Amendment No. 27 to the Registration Statement filed on December 29, 2009.

(2) Form of Selected Dealer Agreement is incorporated by reference to Exhibit No. (m)(2) of Post-Effective Amendment No. 27 to the Registration Statement filed on December 29, 2009.

(3) Form of Participating Bank Agreement is incorporated by reference to Exhibit No. (m)(3) of Post-Effective Amendment No. 27 to the Registration Statement filed on December 29, 2009.

(n)	Multi-Class Plan pursuant to Rule 18f-3 is incorporated by reference to Exhibit No. (n) of Post-Effective Amendment No. 27 to the Registration Statement filed on December 29, 2009.

(o)	Not applicable.

(p)	Code of Ethics is incorporated by reference to as Exhibit (p) of Post-Effective Amendment No. 23 to the Registration Statement filed on February 27, 2009.

Item 29.	Persons Controlled By or Under Common Control with Registrant.

Not Applicable.

Item 30.	Indemnification.

Reference is made to Article X of the Registrant’s Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or

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proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.	Business and other connections of investment adviser.

Third Avenue Management LLC, 622 Third Avenue, New York, New York 10017 provides investment advisory services to investment companies. Reference is made to the caption “Investment Adviser” in the Prospectus constituting Part A of this Registration Statement and “Management of the Trust” in the Statement of Additional Information constituting Part B of this Registration Statement.

Listed below are the principal officers and directors of Third Avenue Management LLC:

Name and Position	Position
With Third Avenue Management LLC	With Other Company

David M. Barse	M.J. Whitman LLC
President, Chief Executive Officer
CEO, President

M.J. Whitman Management, LLC

President and COO

Covanta Holding Corporation

Director

Manifold Holdings, Inc.

Director

Vincent J. Dugan	M.J. Whitman LLC
Treasurer, Chief Financial Officer
Treasurer CFO

W. James Hall III	M.J. Whitman LLC
General Counsel and Secretary
General Counsel and Secretary

M.J. Whitman Management, LLC

General Counsel and Secretary

Curtis R. Jensen
Chief Investment Officer
Michael Buono
Controller

Joseph Reardon
Chief Compliance Officer

In addition, Third Avenue Management LLC acts as adviser the following registered investment companies: Third Avenue Variable Series Trust. Third Avenue Management LLC also acts as sub-adviser to certain third party open-end investment companies.

Item 32.	Principal underwriters.

(a)	Third Avenue Variable Series Trust

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(b)	Listed below are the principal officers and Directors of M.J. Whitman LLC:

Name and Position With M.J. Whitman LLC – 622 Third Avenue, 32nd Floor, New York 10017	Position With the Registrant

David M. Barse
President, Chief Executive Officer	President, Chief Executive Officer
Vincent J. Dugan
Treasurer, Chief Financial Officer	Treasurer, Chief Financial Officer
W. James Hall III
General Counsel and Secretary	General Counsel and Secretary

(c)	Not Applicable.

Item 33.	Location of accounts and records.

All records described in Section 31 (a) of the Investment Company Act of 1940, as amended, and Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Trust’s investment adviser, Third Avenue Management LLC, 622 Third Avenue, NY, NY 10017, except for those records maintained by the Trust’s Custodian, JPMorgan Chase Bank, N.A., 14201 Dallas Parkway, 2nd Floor, Dallas, TX 75254, and the Trust’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Item 34.	Management services.

None.

Item 35.	Undertakings.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of February, 2012.

THIRD AVENUE TRUST

By: /s/ David M. Barse

President, Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	CAPACITY	DATE

/s/ Martin J. Whitman*	Trustee	02/28/12

Martin J. Whitman

/s/ David M. Barse*	President, Chief Executive
	Officer and Trustee	02/28/12
David M. Barse

/s/ Vincent Dugan	Chief Financial Officer	02/28/12

Vincent Dugan

/s/ Jack W. Aber*	Trustee	02/28/12

Jack W. Aber

/s/ William E. Chapman *	Trustee	02/28/12

William E. Chapman

/s/Lucinda Franks*	Trustee	02/28/12

Lucinda Franks

/s/ Edward J. Kaier*	Trustee	02/28/12

Edward J. Kaier

/s/ Marvin Moser*	Trustee	02/28/12

Marvin Moser

/s/ Eric Rakowski*	Trustee	02/28/12

Eric Rakowski

/s/ Martin Shubik*	Trustee	02/28/12

Martin Shubik

/s/ Charles C. Walden*	Trustee	02/28/12

Charles C. Walden
*By David M. Barse, Vincent Dugan and W. James Hall, pursuant to Power of Attorney.

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EXHIBIT INDEX

(d)(7)	Operating Expenses Limitation Agreement
(j)(2)	Consent of Independent Auditors

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